Exhibit 10.112

NSN 7540-01-152-8069	STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable	Prescribed by GSA FAR (48 CFR) 53.214 (a)
ConWrite Version 5.5.2	Created 20 Nov 2003 8:11 AM
AWARD/CONTRACT 1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) # RATING PAGE of PAGES DO-C9
1 34 2. CONTRACT (PROC. INST. IDENT.) NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. FA8903-04-D-8692 5 DEC 2003 See Section G 5. ISSUED BY HSW/PKVAA CODE FA8903 —— 6. ADMINISTERED BY (IF OTHER THAN ITEM 5) CODE S4404A AIR FORCE MATERIEL COMMAND —
311TH HUMAN SYSTEMS WING/PKV DCMA SAN ANTONIO 3300 SIDNEY BROOKS 615 EAST HOUSTON ST BROOKS CITY BASDE TX 78235-5112 P O BOX 1040 LINDA M. RUCH 210-536-4204 SAN ANTONIO TX 78294-1040 Linda.ruch@brooks.af.mil SCD: C PAS: (NONE) 7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE) VERSAR, INC.
45 N.E. LOOP 410
SAN ANTONIO TX 78216-5831 8. DELIVERY
(210) 344-5700 # FOB Origin # Other (see below) 9. DISCOUNT FOR PROMPT PAYMENT N CAGE CODE 03FW5 FACILITY CODE 10. SUBMIT INVOICES ITEM (4 Copies Unless Otherwise See Block Specified) to 12 The Address Shown in # 12. PAYMENT WILL BE MADE BY CODE HQ0339 — DFAS-CO/WEST ENTITLEMENT OPER 11. SHIP TO/MARK FOR CODE P O BOX 182381 See Section F COLUMBUS OH 43218-2381 EFT:T 13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION 14. ACCOUNTING AND APPROPRIATION DATA 15A. ITEM NO See Section B 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT 15G. TOTAL AMOUNT OF CONTRACT # See PKV-G004 16. Table of Contents SEC DESCRIPTION PAGE(S) SEC DESCRIPTION PAGE(S) PART I — THE SCHEDULE PART II — CONTRACT CLAUSES ✓ A SOLICITATION/CONTRACT FORM 1 ✓ I CONTRACT CLAUSES 25 ✓ B SUPPLIES OR SERVICES AND PRICES/COSTS 2 PART III — LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS ✓ C DESCRIPTION/SPECS./WORK STATEMENT 10 ✓ J LIST OF ATTACHMENTS 34 ✓ D PACKAGING AND MARKING 11 PART IV — REPRESENTATIONS AND INSTRUCTIONS ✓ E INSPECTION AND ACCEPTANCE 12 K REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS ✓ F DELIVERIES OR PERFORMANCE 14 ✓ G CONTRACT ADMINISTRATION DATA 15 L INSTRS., CONDS., AND NOTICES TO ✓ H SPECIAL CONTRACT REQUIREMENTS 17 M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. ##Contractor’s Negotiated Agreement (Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following 18. # Award (Contractor is not required to sign this document). documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby representations, certifications, and specifications, as are attached or incorporated by reference accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) herein. (Attachments are listed herein.) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
— 19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) 20A. NAME OF CONTRACTING OFFICER Glen R. Turnery, Vice President Beatrice R. De Los Santos 20B. United States of America 19B. Name of Contractor //signed// /S/ Glen R. Turney /S/ Beatrice R. De Los Santos
By 19C. Date Signed by 20C. Date Signed (Signature of person authorized to sign) 2 Dec 2003 (signature of Contracting Officer) 5 Dec 2003
NSN 7540-01-152-8069 STANDARD FORM 26 (Rev 4-85) Previous Editions unusable Prescribed by GSA FAR (48 CFR) 53.214 (a) ConWrite Version 5.5.2 Created 20 Nov 2003 8:11 AM

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount
0001

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS
	Contract type:	J - FIRM FIXED PRICE
Descriptive Data:
The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites set forth in Attachment 1, Statement of Work (SOW), dated 03 Jun 26, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0002

	Noun:	DATA - EXHIBITS A, B, AND C

	Contract type:	J - FIRM FIXED PRICE

Descriptive Data:
The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 03 JUN 26, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0001.

0003

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS
	Contract type:	L - FIXED PRICE INCENTIVE FIRM
Descriptive Data:
The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites set forth in Attachment 1, Statement of Work (SOW), dated 03 Jun 26, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0004

	Noun:	DATA - EXHIBITS A, B, AND C
	Contract type:	L - FIXED PRICE INCENTIVE FIRM
Descriptive Data:
The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 03 Jun 26, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0003.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount
0005

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS
	Contract type:	U - COST PLUS FIXED FEE
Descriptive Data:
The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites set forth in Attachment 1, Statement of Work (SOW), dated 03 Jun 26, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0006

	Noun:	DATA - EXHIBITS A, B, AND C

	Contract type:	U - COST PLUS FIXED FEE

Descriptive Data:
The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 03 Jun 26, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0005.

0007

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS
	Contract type:	V - COST PLUS INCENTIVE FEE
Descriptive Data:
The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites set forth in Attachment 1, Statement of Work (SOW), dated 03 Jun 26, and attached to Section J hereof. Specific work and the total amount shall be : defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0008

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION I EFFORTS I
	Contract type:	V - COST PLUS INCENTIVE FEE
Descriptive Data:
The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DO Form 1423-1 dated 03 Jun 26, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0007.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount
0009

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS
	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites set forth in Attachment 1, Statement of Work (SOW), dated 03 Jun 26, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0010

	Noun:	DATA - EXHIBITS A, B, AND

	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DO Form 1423-1 dated 03 Jun 26, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0009.

0011

	Noun:	AWARD FEE POOL - EVALUATION PERIOD I
	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 1. The period of performance of evaluation period 1 is from to [TBD at issuance of the first CPAF task order].

0012

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 2

	Contract type:	R - COST PLUS AWARD FEE

Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 2. The period of performance of evaluation period 2 is from to [TBD at issuance of the first CPAF task order].

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount
0013

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 3

	Contract type:	R - COST PLUS AWARD FEE

Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 3. The period of performance of evaluation period 3 is from to [TBD at issuance of the first CPAF task order].

0014

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 4
	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 4. The period of performance of evaluation period 4 is from to [TBD at issuance of the first CPAF task order].

0015

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 5
	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 5. The period of performance of evaluation period 5 is from to [TBD at issuance of the first CPAF task order].

0016

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 6
	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 6. The period of performance of evaluation period 6 is from to [TBD at issuance of the first CPAF task order].

0017

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 7

	Contract type:	R - COST PLUS AWARD FEE

Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 7. The period of performance of evaluation period 7 is from to [TBD at issuance of the first CPAF task order].

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount
0018

	Noun:	AWARD FEE POOL - EVALUATION PERIOD 8
	Contract type:	R - COST PLUS AWARD FEE
Descriptive Data:
This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 8. The period of performance of evaluation period 8 is from to [TBD at issuance of the first CPAF task order].

0019

	Noun:	VALUE ENGINEERING SERVICES

	Contract type:	J - FIRM FIXED PRICE

Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

0020

	Noun:	VALUE ENGINEERING SERVICES

	Contract type:	U - COST PLUS FIXED FEE

Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

0021

	Noun:	VALUE ENGINEERING SERVICES
	Contract type:	V - COST PLUS INCENTIVE FEE
Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

0022

	Noun:	VALUE ENGINEERING SERVICES

	Contract type:	R - COST PLUS AWARD FEE

Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B001      ESTIMATED COST (FULLY FUNDED) (MAY 1997) (TAILORED)

			Unit	Extended

CLIN No.	Quantity	Unit	Price	Amount

Description:

TOTAL PRICE OF CONTRACT:

B028 CONTRACT TYPE: FIRM FIXED PRICE (FEB 1997)

Total Price TBD at Task Order level

Applicable to following Line Items: 0001,0002,0019

The target cost, target profit, and target price contemplated by the contract clause entitled, “Incentive Price Revision—Firm Target,” are set forth below. The contract line items subject to price revision, ceiling price, and the profit adjustment formula are set forth in 52.216-16. “Profit Adjustment Formula (Government/Contractor share)                     TBD at Task Order Level.”

Target Cost $0.00

Target Profit $0.00

Target Price $0.00

Ceiling Price $0.00

Applicable to following Line Items: TBD at Task Order level

B038 CONTRACT TYPE: COST-PLUS-AWARD-FEE (FEB 1997)

Contractor shall be reimbursed for performance of this contract in accordance with the contract clauses and the following additional terms:

     (a) The total estimated cost of performance is TBD at Task Order level

     (b) The base fee is 2%

     (c) The maximum award fee is 8%

     (d) The award fee earned for performance from inception of contract through the evaluation period ending .

TBD at Task Order level has been determined to be TBD at Task Order.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B049 OPTIONS (APR 2000)

The Government may require performance of the work required by CLIN(s) TBD at Task Order level. The Contracting Officer shall provide written notice of intent to exercise this option to the Contractor on or before TBO at Task Order level. If the Government exercises this option(s) by TBO at Task Order level, the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:

TBD at Task Order Level

B051 COST-PLUS-FIXED-FEE TERM (SEP 1997)

     (a) This is a Cost-Plus-Fixed-Fee, Term, type contract as contemplated in Federal Acquisition Regulation (FAR) 16.306(dX2).

     (b) The Contractor shall provide all facilities, materials, and qualified personnel necessary to complete CLIN(s) TBD at Task Order Level within the period specified in Section F.

     (c) In performance of the above listed CLIN(s), the Contractor shall provide the following effort in the categories and hours specified:

CATEGORIES           HOURS

TBD at Task Order Level

PKV-B002 CONTRACT TYPE (MAR 2003)

Pursuant to FAR 16.1 02(b), it is in the Government’s best interest to award this contract with the following contract types which shall be established with each Task Order.

AMIS Coding	Contract Type
R	COST PLUS AWARD FEE (CPAF)
U	COST PLUS FIXED FEE (CPFF)
(Prohibited on military construction appropriated projects)
J	FIRM FIXED PRICE (FFP)
L	FIXED PRICE INCENTIVE (FPI)
V	COST PLUS INCENTIVE FEE (CPIF)

PART I - THE SCHEDULE
SECTION C . DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENT/REQUIREMENTS (APR 1998)

I. The work to be performed will be in accordance with the Statement of Work (SOW) set forth in Attachment I as listed in Section J and as Stated in Section B of this contract. Specific work requirements will be identified in individual Task Orders through the SOW or the Statement of Objective (SOO).

II. The specifications for data, as identified in the Contract Data Requirements List (CDRL), are included herein as Exhibits A, B, and C as listed in Section J of this contract. Specific data deliverable requirements will be identified in individual Task Orders.

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIAL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.247-9011 PACKAGING AND MARKING OF HAZARDOUS MATERIALS (AFMC) (SEP 1998)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

D001 PRESERVATION, PACKAGING, PACKING AND MARKING REQUIREMENTS (FEB 1997)

Preservation, packaging, packing and marking shall be set forth in the individual order.

PKV-D001 MARKING OF SHIPMENTS (ALTERNATE 1) (SEP 2002)

(a) The contractor shall mark all shipments under this contract in accordance with MIL-Std-129 entitled, “Marking for Shipment and Storage.”

(b) Each shipment of material and/or data shall be clearly marked to show the following information:

MARK FOR:	Contract Number FA8903-04-D-8692

Task Order Number

Item Number

[All Fill-in TBD at Task Order level.]

PART I - THE SCHEDULE
SECTION E – INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-01 CONTRACTOR INSPECTION REQUIREMENTS (APR 1984)

52.246-12 INSPECTION OF CONSTRUCTION (AUG 1996)

52.246.13 INSPECTION — DISMANTLING, DEMOLITION, OR REMOVAL OF IMPROVEMENTS (AUG 1996)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E001 REQUIREMENTS FOR DATA ACCEPTANCE (FINAL DD FORM 250) (May 1997)

The Contractor shall prepare and submit a final DD Form 250 on a one-time basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of the data by letter of transmittal. The DD Form 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period.

E002 REQUIREMENTS FOR DATA ACCEPTANCE (PERIODIC DD FORM 250) (MAY 1997)

The Contractor shall prepare and, submit a periodic DD Form 250 on a/an THD at Task Order level basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of the data by letter of transmittal. Each periodic DD Fonn 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period,

PKV-E001 INSPECTION OF CONSTRUCTION (AUG 1996) (DEVIATION) (MAR 2003)

     (a) Definition. “Work” includes, but is not limited to, materials, workmanship, and manufacture and fabrication of components.

     (b) The Contractor shall maintain an adequate inspection system and perform such inspections as will ensure that the work performed under the contract conforms to contract requirements. The Contractor shall maintain complete inspection records and make them available to the Government. All work shall be conducted under the general direction of the Contracting Officer and is subject to Government inspection and test at all places and at all reasonable times before acceptance to ensure strict compliance with the terms of the contract.

     (c) Government inspections and tests are for the sole benefit of the Government and do not-

     (1) Relieve the Contractor of responsibility for providing adequate quality control measures;

     (2) Relieve the Contractor of responsibility for damage to or loss of the material before acceptance;

     (3) Constitute or imply acceptance; or

     (4) Affect the continuing rights of the Government after acceptance of the completed work under paragraph (i) of this section.

PART I - THE SCHEDULE
SECTION E – INSPECTION AND ACCEPTANCE

     (d) The presence or absence of a Government inspector does not relieve the Contractor from any contract requirement, nor is the inspector authorized to change any term or condition of the specification without the Contracting Officer’s written authorization.

     (e) The Contractor shall promptly furnish, at no increase in task order estimated cost and fee, all facilities, labor, and material reasonably needed for performing such safe and convenient inspections and tests as may be required by tl1e Contracting Officer. The Government shall perform all inspections and tests in a manner that will not unnecessarily delay the work. Special, full size, and performance tests shall be performed as described in the contract.

     (f) The Contractor shall, at no increase in the estimated task order amount, replace or correct work found by the Government not to conform to contract requirements, unless in the public interest tl1e Government consents to accept the work. The Contractor shall promptly segregate and remove rejected material from the premises.

     (g) If the Contractor does not promptly replace or correct rejected work, the Government may by contract or otherwise, replace or correct the work.

     (h) If, before acceptance of the entire work, the Government decides to examine already completed work by removing it or tearing it out, the Contractor, on request, shall promptly furnish all necessary facilities labor, and material. The Contracting Officer shall make an equitable adjustment for the additional services involved in the examination and reconstruction, including, if completion of the work was thereby delayed, an extension of time.

     (i) Unless otherwise specified in the contract, the Government shall accept, as promptly as practicable after completion and inspection, all work required by the contract or that portion of the work the Contracting Officer determines can be accepted separately. Acceptance shall be final and conclusive except for latent defects, fraud, gross mistakes amounting to fraud, or the Government’s rights under any warranty or guarantee.

PART I - THE SCHEDULE
SECTION F – DELIVERIES OR PERFORMANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.211-12	LIQUIDATED DAMAGES — CONSTRUCTION (SEP 2000) - ALTERNATE I (APR 1984)

Para (a), Dollar amount is ‘[TBD at Task Order level]’

52.211-13	TIME EXTENSIONS (SEP 2000)

52.247-34	F.O.B. DESTINATION (NOV 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSFS IN FULL TEXT

F001 OPTION CLIN PERFORMANCE PERIOD(S) (FEB 1998)

The respective performance period(s) for option(s) identified in Section B is as follows:

CLIN Number            Period of Performance
TBD at Task Order Level

F002 PERIOD OF PERFORMANCE (FEB 1997) (TAILORED)

Contract period of performance shall commence upon receipt of a fully executed contract. The ordering period shall extend thru the end of the 60th month. Performance of awarded TO’s shall continue up to 36 months after the end of the ordering period.

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

     (a) “MAC” and “MARO” mean “months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)”.

     (b) “WARO” means “weeks after the effective date for award of the contractual action”.

     (c) “DARO” means “days after the effective date for award of the contractual action”.

     (d) “ASREQ” means ''as required”. Detailed delivery requirements are then specified elsewhere in Section F.

PART I - THE SCHEDULE
SECTION G – CONTRACT ADMINISTRATION

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G001 ACCOUNTING AND APPROPRIATION DATA (FEB 1997)

Accounting and appropriation data will be set forth on individual orders issued hereunder.

G004 MASSACHUSETTS SALES TAX (MAY 1997)

Massachusetts Sales Tax should NOT be included in prices submitted as sales to the United States Government are exempt from this tax. ESC Massachusetts Exemption No. is E-042-128-085.

PKV-G004 ESTIMATED CONTRACT AMOUNT (SEP 2002)

(a) The total program value for this acquisition is estimated at $4,000,000,000. The total dollar value of all orders placed on all contracts awarded will not exceed the total program value. The dollar amount of orders placed on any one contract cannot be determined in advance. Task Orders will be placed in accordance with the terms of this contract.

(b) For the contract duration, the minimum award guaranteed amount shall be $15,000. This minimum guarantee shall be met by obligating $15,000 on the basic contract by the issuance of a Task Order. If a Task Order is not issued during the contract period for a minimum of$15,000, the Contractor shall submit an invoice for $15,000 to satisfy the minimum guaranteed award amount.

PKV-G007 INVOICE AND PAYMENT PROCESS (COST REIMBURSEMENT) (MAR 2003)

     (a) A public voucher SF 1034, shall be submitted for each task order to the cognizant Defense Contract Audit Agency (DCAA) office pursuant to FAR 52.216-1 “Allowable Cost and Payment” clause. Copies (2) shall be forwarded concurrently to the AFCEE cognizant Contract Administrator and project manager. Under the provisions of FAR 42.803(b), the DCAA auditor, as the authorized representative of the Contracting Officer for examining vouchers received directly from contractors, will transmit provisionally approved vouchers to the cognizant disbursing office for payment.

     (b) Those costs claimed, which are deterri1ined by the DCAA auditor to be unallowable or suspended, will be identified on DCAA Form 1 “Notice of Contract Costs Suspended and/or Disapproved,” which will be issued to the contractor, with a copy to cognizant ACO and one to the Contract Administrator at HSWIPKV. On such actions of suspended or disapproved costs, the contractor may appeal in writing to the cognizant ACO, who will make a determination promptly in writing. Any final decision by the Contracting Officer may be appealed thereafter in accordance with the provisions of the “Disputes” clause of the contract.

     (c) (1) For purposes of Award Fee billing, submittal of the public voucher shall be accompanied by the modification authorizing payment of Award Fee dollars.

     (2) For purposes of Fixed Fee billing, the contractor will submit a voucher to the Contract Administrator at HSW/PKV for the Contracting Officer Representative’s (COR) substantiation and certification as to agreement of the percentage of work completed and forward approved invoice to the cognizant disbursement office for payment.

PART I - THE SCHEDULE
SECTION G – CONTRACT ADMINISTRATION

PKV-G009 INVOICE AND PAYMENT PROCESS (FIXED-PRICE) (JUN 2003)

     (d) Upon task order completion, contractor will submit a voucher for all remaining costs and fees and the Z DD Form 250 with a contractor assigned shipment number. The contractor shall forward the Z DD Form 250 to the cognizant Contract Administrator at HSW/PKV, 3300 Sidney Brooks, Brooks City-Base, 18235-5112

(a) Fixed-Price delivery order acceptance and payment will be accomplished in accordance with FAR 52.232-5. The contractor’s monthly estimate of the amount and value of work accomplished shall be submitted on a contractor signed and dated “Certificate of Performance” (CP) accompanied by a completed contractor invoice. The contractor shall provide the original plus a copy of the CP and the invoice to the AFCEE cognizant Contract Administrator and Project Manager at HSW /PKV, 3300 Sidney Brooks, Brooks City-Base TX 78235-5112.

(b) After approval of the estimate by the Contracting Officer Representative (COR), the original CP and invoice will be forwarded to the cognizant disbursing office for payment.

(c) Upon task order completion, the last invoice under each task order shall be identified as final. Final payment under each fixed price task order will be made upon final acceptance as evidence by an executed and approved DD Form 250Z with a contractor assigned shipment number. The contractor shall forward the DD250Z to the cognizant AFCEE Contract Administrator and Project Manager at HSW/PKV, 3300 Sidney Brooks, Brooks City-Base, TX 78235-5112

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H001 OPTIONS (MAY 1997) (TAILORED)

The Government reserves the right to exercise the following option(s) subject to the stated conditions:

TBD at Task Order Level

In the event an option is exercised, the affected sections of the Task Order, e.g., Section B, Section F, Section G, etc., will be modified as appropriate.

H011 GUARANTEED FINAL REPORT (FEB 1997)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit A, Data Item TBD at Task Order level. During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report.

H012 CONTRACTOR-ACQUIRED PROPERTY (SEP 1997)

Subject to the provisions of the Government Property clause of this contract, the Contractor is authorized to acquire the following listed property:

PROPERTY
TBD at Task Order level

H023 INDEFINITE QUANTITY (SEP 1997) (TAILORED)

This is an Indefinite Quantity contract as contemplated by FAR 16.504. The total scope of the technical tasks for which orders may be issued is set forth in paragraph 2.0 of the attached Statement of Work. The maximum dollar amount the Government may order under any contract is the total program ceiling of $4,000,000,000; the minimum amount is $15,000.00.

The total program ceiling amount may be adjusted unilaterally by the Air Force on an annual basis. Historic, current and/or projected workload requirements will be used to determine the amount of upward adjustment. In no event will the adjusted ceiling amount exceed 250% of the original program ceiling.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

H029 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (OCT 1997)

In order to comply with DF ARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

     (a) 3 copy(ies) to: Office of Public Affairs, HQ AFCEFJMSP

3207 Sidney Brooks

Brooks City-Base TX 78235-5112

     (b) 1 copy(ies) to: Contracting Officer, TBD at Task Order level

     (c) 3 copy(ies) to: Program Manager, TBD at Task Order level.

PKV-H002 COMMUNICATIONS SECURITY (COMSEC) MONITORING (SEP 2002)

All communications with DOD organizations are subject to COMSEC review. Contractor personnel will be aware that telecommunications networks are continually subject to intercept by unfriendly intelligence organizations. The DOD has authorized the military departments to conduct COMSEC monitoring and recording of telephone calls originating from or terminating at DOD organizations. Therefore, civilian Contractor personnel are advised that any time they place a call to, or receive a call from, a USAF organization, they are subject to COMSEC procedures. The Contractor will assume the responsibility for ensuring wide and frequent dissemination of the above information to all employees dealing with official DOD information. (AFI 33-219)

PKV-H003 GOVERNMENT FURNISHED PROPERTY (SEP 2002)

The Government shall furnish to the Contractor, or the Contractor shall be authorized to obtain via Contractor Acquired Property, for use in the performance of this contract the property set forth in the delivery orders, where applicable, in accordance with the requirements of the “Government Property” clause, Section I hereof as follows:

Nomenclature	Part Number/NSN	Quantity	Date Available

(TO BE IDENTIFIED ON THE INDIVIDUAL TASK ORDER WHEN APPLICABLE)

PKV-H004 SYSTEMS ENGINEERING TECHNICAL ASSISTANCE (SETA) AND GLOBAL ENGINEERING INTERGRATION AN TECHNICAL ASSISTANCE (GEITA) PROGRAMS (SEP 2002)

(a) The Human Systems Wing (HSW) and the Air Force Center for Environmental Excellence (AFCEE) have been assigned the responsibility of providing the necessary management control over the effort in this contract. In performance of these responsibilities, the Air Force currently has contracts for SETA and GEITA support services and may acquire future contracts for these and other services to support this effort.

(b) In the performance of this contract, the Contractor agrees to cooperate. with other contractor(s) by providing authorized personnel, subject to applicable security and disclosure regulations, access to any and all technical or cost data concerning work under this contract.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

     (c) Upon contract award, the Contractor agrees to enter into a Memorandum of Agreement (MOA) with the SETA and GEITA contractor(s). A copy of each MOA shall be provided to the Contracting Officer prior to release of any Contractor technical or cost data for subsequent task orders.

     (d) The Contractor agrees the laboratory performing analyses required by this contract shall participate in an interlaboratory comparison program conducted by the US EP A, HIOSH, OSHA and/or equivalent laboratories depending on the type of analyses requested. This will be subject to audit by AFCEE and/or its SETA or GEITA contractor representative to ensure that the systems and procedures described in the Contractor’s Quality Assurance Project Plan (QAPP), laboratory QA/QC plan, and other supporting documentation are operational and in conformance with contract requirements. Evaluation reports on laboratory performance shall be made available to AFCEE upon request. AFCEE may also request the Contractor to ship a limited number of duplicate project samples to a referee laboratory and/or to analyze proficiency test samples provided by AFCEE or its SETA/GEITA contractor.

     (e) The field work, field sampling, laboratory analyses and any other work performed by the Contractor or its subcontractors for this contract are subject to inspection, review, and audit by AFCEE personnel or SETA/GEITA contractor representatives under AFCEE direction. This will be to ensure that the systems and procedures described in the Contractor’s Quality Program Plan (QPP) and supporting documentation are operational and in conformance with contract requirements.

     (f) Neither SETA/GEITA nor any other contractor personnel are authorized to direct the Contractor in any manner. It is expressly understood that the operation of this clause shall not be the basis of an equitable adjustment. Modification, realignment or redirection of the Contractor’s technical efforts and/or contract requirements shall be effected only by written direction of the Contracting Officer.

PKV-H008 TRANSPORTATION OF HAZARDOUS WASTES AND CONTAMINATED MATERIALS (SEP 2002)

In the performance of a Task Order, the Contractor may be required to transport hazardous waste and/or contaminated materials to off-site treatment or disposal facilities. When such transportation is stipulated, the contractor shall comply with the following requirements.

     (a) The contractor shall ensure that all waste transporters maintain insurance coverage for the transportation of hazardous waste as prescribed by all Federal, State, and/or local regulations and statutes.

     (b) The contractor shall ensure that all waste transport contractors provide the Contracting Officer Representative (COR) with a copy of their completed Resource Conservation and Recovery Act (RCRA) Part A waste transporter application and a notarized copy of their Environmental Protection Agency (EP A) waste transport identification number.

     (c) The Contractor shall ensure that all waste transport contractors provide the COR with notarized statements describing the status and background of any civil or criminal lawsuits filed against them within the last ten years.

     (d) The Contractor shall ensure that only trucks certified by the manufacturer as meeting the Department of Transportation (DOT) 311 and 312 specifications are used to transport bulked liquid waste.

     (e) The Contractor shall ensure that all Installation Restoration Program (IRP) hazardous and individual waste materials transported to any off-site locations have waste manifests signed by the Government accompanying the shipments.

     (f) The Contractor shall ensure that all materials transported on public roads have all required bills of lading and/or hazardous waste manifests.

     (g) The Contractor shall ensure that all waste transport vehicle operators comply with the minimum health and safety training requirements specified by EPA, DOT and the Occupational Safety and Health Administration (OSHA) for hazardous waste vehicle operators.

     (h) The Contractor shall obtain letters of commitment from waste haulers and from treatment, disposal, or recovery facility owners/operators to haul and accept Air Force Waste shipments. The letters shall indicate all agreements and commitments for handling and acceptance of the specified materials as described in each contract.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

PKV-H009 DD FORM 1423-1 (SEP 2002)

     (a) All technical data and identified administrative reports contractually required shall be supplied in accordance with attached CDRL.

     (b) The offeror may propose alternative offers which recommend substitutions or eliminations of the stated requirements. Substantiate each recommendation and describe the projected savings that would result by accepting the alternative offer.

PKV-H010 HOURS OF WORK (SEP 2002)

The normal hours of work on military installations (unless otherwise stated) are from 7:30 a.m. to 4:30 p.m., Monday through Friday, excluding holidays. The lunch period for Contractors requiring escorts is from 11 :30 a.m. to 12:30 p.m. Access to work sites may be restricted to these hours and days. For work during other than normal hours of work, the Contractor shall submit, in writing, for the Contracting Officer’s approval, a notice of any period of scheduled work other than the normal hours of work specified above. This notice shall be submitted not less than I three (3) work days prior to each period of work scheduled at times other than normal hours of work including Federal holidays.

PKV-H011 REQUIRED INSURANCE (SEP 2002)

The Contractor shall procure and maintain during the entire period of performance of this contract the following minimum insurance:

TYPE	AMOUNT

Workers Compensation	As required by law, except that if this contract is to be performed in a state which does not require or permit private insurance, the compliance with the statutory or administrative requirement in any such state will be satisfactory. The required workman’s compensation insurance shall extend to cover employers’ liability for accidental bodily injury or death and for occupational disease with a minimum liability limit of $100,000.

Comprehensive General	Minimum limits of $500,000 per occurrence

Liability for bodily injury.

Comprehensive Automobile	Minimum limits of$200,000 per person, $500,000 per liability occurrence for bodily injury and $20,000 per accident for property damage. This insurance shall extend to cover hired cars and automobile non-ownership liability.

PKV-H012 FIRM-FIXED PRICE TASK ORDER COST (SEP 2002)

In Firm-Fixed-Price task orders the cost for labor, materials, communication, subcontracting, travel and other direct cost items shall be included in the line item for the basic service. Negotiation and agreement on total price to the government for the effort specified shall constitute the Firm-Fixed-Price for the task order. The Contractor shall be obligated to perform the effort specified in the task order.

PKV-H013 DAVIS-BACON REQUIREMENTS (SEP 2002)

The contractor hereby agrees to comply with the Davis-Bacon Act and related clauses when work on a Task Order contains construction efforts costing in excess of $2,000. All applicable clauses are set forth in Section I, Contract Clauses, of this contract and as stipulated in FAR 22.407(a) and (c).

PKV-H015 NOTICE OF NON-ALLOWABILITY OF DIRECT CHARGES FOR GENERAL PURPOSE OFFICE EQUIPMENT AND GENERAL PURPOSE AUTOMATED DATA PROCESSING EQUIPMENT (SEP 2002)

(a) Notwithstanding the ALLOWABLE COST AND PAYMENT CLAUSE, 52.216-7, of Section I, costs for the acquisition of General Purpose Office Equipment (GPOE) and Information Technology (IT) shall not be considered as an allowable direct charge to this contract.

(b) GPOE refers to the equipment normally found in a business office such as desks, chairs, typewriters, calculators, file cabinets, etc., that are obtainable on the open market. IT is defined in FAR 2.101.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

PKV-H016 TEAMING ARRANGEMENTS (SEP 2002)

     (a) If this contract was awarded from an offer submitted on the basis of a teaming arrangement, the Government’s consideration of the Contractor for placement of task orders will reflect the teaming arrangement. In the event that the teaming arrangement is dissolved or significantly changed, the Government reserves the right to reconsider the suitability of the changed arrangements for purposes of issuing task orders.

     (b) Should it become advantageous to deviate from the initial teaming arrangement, the Contractor should request approval from the Contracting Officer before making such arrangements.

     (c) This does not authorize Contractor team arrangements in violation of antit11lst statutes or limit the Government’s rights to require consent to subcontract. The prime Contractor is held fully responsible for contract performance, regardless of any team arrangement between the prime Contractor and its subcontractors.

     (d) Notwithstanding the above teaming arrangements and issues relating to consent, all teaming arrangement (subcontract) pricing must be supported in accordance with FAR 15.404-3. Subcontract cost and pricing data, as appropriate, should be presented in task order proposals.

     (e) The following subcontractors were evaluated during source selection and are considered to be team members. It is not necessary to compete these subcontractors at the Task Order level. Subcontract costs must still be determined to be fair and reasonable.

Arcadis G&M, Inc. Nuna Contractors, Inc.

Blackhawk GeoServices, Inc.

PKV-H018 DECENTRALIZED ORDERING PROCEDURES (NOV 2002)

Non-AFCEE users may receive access to the WERC basic contracts for the purpose of awarding, administering, and closing out their own task orders (f0) by contacting the contracting POC’s identified on the AFCEE Home page at http://www.afcee.brooks.af.mil and the cognizant 311th HSW/Contracting Officer (CO). The requesting user(s) should be prepared to provide the following:

1.	The name(s), phone, Fax, E-mail contact information for the requesting CO and Technical POC.

2.	A brief description of the project to support joint 311th HSW/CO-AFCEE “in-scope” reviews.

3.	The requesting user(s) two digit position code for order serial numbers as defined in DOD FAR Supplement Appendix G, Part II. For example, the two digit position serial number for Kirtland AFB, is “R3”.

4.	The requesting user(s) project number.

5.	The requesting user(s) proof of funding.

6.	If proposed project is determined to be within scope, funded, and ceiling capacity is available for non - AFCEE work, the 311 th HSW CO will contact AFCEE/MSCD to obtain ceiling reservation, negotiate/sign a Memorandum of Agreement (MOA) with user, issue control number to user, and provide information about the WERC contracts.

7.	The user must identify its orders with the two digit position serial number.

8.	Contract submittals required for non-AFCEE orders shall be distributed as cited on the order. Distribution of non-AFCEE is not required for
AFCEE.

PKV-H020 TASK ORDER PROCEDURES (MAR 2003)

Each task order shall be issued in accordance with the following procedures:

     (a) Request for Proposal - The Contracting Officer will furnish the contractor with a written request for proposal. The request will include:

               (1) A description of the specified work and data items required, including the site location,

               (2) the anticipated performance period and critical milestones,

               (3) any Government-Furnished property, material, or base support to be made available for performance of the order;

- Site Visit date

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

- Rough Orders of Magnitude (ROM)

- Lease versus Buy Analysis (if applicable)

               (4) any other pertinent information, (such as applicable Davis-Bacon wage rates).

     (b) Proposal - The Contractor shall, within the time specified in the order RFP, provide the Contracting Officer an original and copies [as determined at Task Order level] of the proposal. The proposal shall address:

          (1) The comprehensive technical and management approach to accomplish the work effort;

          (2) a detailed cost or pricing proposal in accordance with the instructions set forth in the RFP and FAR 15.403-5, Table 15-2;

          (3) a proposed schedule for completing the task order efforts;

          (4) proposed Small Business and Small Disadvantaged Business Subcontract Plan Goals (if applicable);

          (5) any other pertinent infoffi1ation;

     (c) Discussions/Negotiations - The following is based on A warding Orders Under Multiple Award Contracts PKV-H021:

     (1) Fair Opportunity to be Considered (one contractor solicited) - Upon receipt of the proposal, the Contracting Officer and Technical Representatives will review the proposal and enter into discussions/negotiations with the contractor as may be necessary.

          (2) Fair Opportunity to be Considered (multiple contractors solicited) - Upon receipt of the proposals, the Contracting Officer and Technical Representatives will review the initial proposals, decide to award without conducting discussions/negotiations or hold discussion with one or more contractors. When discussions/negotiations are conducted, each participating contractor shall be given PART I - THE SCHEDULE one opportunity to revise itS initial proposal to reflect any changes that result from the discussions/negotiations. The Contracting Officer will award the task order to the contractor offering the best value to the government, based on either the initial or a revised proposal. Unsuccessful offerors will be notified.

     (d) At the conclusion of discussions/negotiations, if requested by the Contracting Officer, the Contractor shall provide a Certificate of Current Cost or Pricing Data pursuant to FAR 15.403-4 using the format as set forth in FAR 15.406-2, if applicable. The Contracting Officer will unilaterally issue a Task Order which shall include:

          (1) Date of the order;

          (2) Contract and Task Order numbers;

          (3) Statement of Work, including references to applicable specifications;

          (4) Applicable Data Item Numbers from the Contract Data Requirement List (CDRL).

          (5) any Government-furnished property, material, or base support to be made available for performance of the order;

          (6) the agreed-to total amount and appropriate break out for the specific contract type;

          (7) accounting and appropriation data;

          (8) the names, addresses and phone numbers of the applicable Contracting Officer Representative . (COR) as well as any other necessary points of contact; and I

          (9) any other pertinent infoffi1ation deemed necessary to the performance of the order.

     (e) The contractor shall commence all necessary and required preliminary. work, to include but not .be limited to, all required permits and/or bonds, if applicable, and those required data Items (see contract Exhibits A, B and C), upon receipt of a duly executed task order or Notice of Award (NOA) signed by the Contracting Officer. The Contractor may visit the site to perform any necessary and required efforts prior to actual mobilization and start- up at the site. The contractor shall not commence actual remedial action/construction work at the site until receipt of a written Notice- To-Proceed (NTP) signed by the Contracting Officer. Prior to issuance of the NTP, the Government reserves the right to convene a post-award pre-construction conference at the applicable site. The contractor shall attend any such conference as directed by the Contracting Officer Representative. The contractor shall not deliver any materials or equipment to the site prior to receipt of an NTP or a written authorization signed by the Contracting Officer Representative.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

PKV-H021 AWARDING ORDERS UNDER MULTIPLE AWARD CONTRACTS (MAR 2003)

(a) All multiple award Contractors shall be provided a fair opportunity to be considered for each order in excess of $2,500 pursuant to the procedures established in this clause, unless the Contracting Officer determines that:

     (1) The agency’s need for the services or supplies is of such urgency that providing such opportunity to all such Contractors would result in unacceptable delays;

     (2) Only one such Contractor is capable of providing the services or supplies at the level of quality required because the services or supplies ordered are unique or highly specialized;

     (3) The task or Task Order should be issued on a sole source basis, in the interest of economy or efficiency, because it is a logical follow-on to an order already issued under the contract (provided that all awardees were given a fair opportunity pursuant to the procedures in this clause to be considered for the original order); or

     (4) It is necessary to place an order to satisfy a minimum guarantee.

     (5) The individual req\Jirement is suitable to be set-aside for small businesses and/or 8(a) concerns.

(b) Unless the procedures in paragraph (a) are used for awarding individual orders, multiple award Contractors will be provided a fair opportunity to be considered for each task order IAW FAR 16.505. The following procedures will be used by the Contracting Officer to ensure fair opportunity to be considered in the placement of task orders. The Government will perform an analysis of factors identified below to determine the contractor that provides the best value to the Air Force. In certain instances, small business or 8(a) competitive set-asides may be accomplished. Contractor selection will be based on an integrated assessment of all the consideration factors. The following factors will be used:

          (1) Specific technical and/or management capabilities

          (2) Proximity to the proposed work site

          (3) Availability of labor and resources

          (4) Contractor performance on prior TOs

                    (i) Cost control

                    (ii) Quality of work I I

                    (iii) Customer Satisfaction

                    (iv) Compliance with law/regulation (e.g. local preference)

(5) Schedule driver (regulatory, risk, reuse, obligation rates)

(6) Cost (using matrix of contractor FFP rates for fixed price and cost type task orders)

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

     (7) Capacity to obtain bonding (if applicable)

     (c) Under the provisions of the Federal Acquisition Streamlining Act of 1994,10 U.S.C. 2304 (c) (Public Law 103- 355), a protest is not authorized in connection with the issuance or proposed issuance of an individual Task Order except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract under which the order is issued.

     (d) For this contract, the designated Task Order ombudsman is Ms. Cynthia L. Sanders, 311 HSW /PK at (210) 536- 6312; email address: Cynthia.Sanders@brooks.af.mil. The Task Order ombudsman is responsible for reviewing complaints from multiple award Contractors and ensuring that all of the Contractors are afforded a fair opportunity to be considered for Task Orders in excess of$2,500, consistent with procedures in the contract. However, it is not within the designated Task Order contract ombudsman’s authority to prevent the issuance of an order or disturb an existing order.

     ( e) This clause does not guarantee the Contractor issuance of any Task Order above the minimum guarantee stated in H023 of this contract.

PKV-H022 KEY PERSONNEL – CONTRACT LEVEL (JUN 2003)

     (a) The Contractor agrees to assign under the contract those personnel whose credentials, experience and expertise meet the qualification requirements identified in Attachment 3, Labor Category Qualifications.

     (b) The Contractor agrees that a partial basis of award of this contract will be the key personnel proposed, including those employed by subcontractors, if applicable. Accordingly, the Contractor agrees to assign under the contract those key personnel whose credentials, experience and expertise were provided with the proposal and which meet the qualification requirements at Attachment 3, necessary to fulfill the requirements of the contract.

     (c) The WERC CO and WERC Program Manager COR shall be notified of any proposed changes at least 10 days in advance. The government reserves the right to reject proposed changes in key personnel. Such notification shall include:

-	an explanation of the circumstances necessitating the substitution

-	a complete resume of the proposed substitute and ;

-	any other information needed by the WERC CO and WERC Program Manager COR to enable them to judge that the Contractor is maintaining the same quality of personnel as those included at the time of award.

     (d) The following labor categories are designated as key personnel:

KEY POSITIONS Program Manager Program QA/QC Manager Health & Safety Manager Program Chemist	NAME Glen R. Turney, PE John G. Leech, PE David T. Robinson, CIH Gary Torf	DISCIPLINE Chemical Engineering Chemical/Sanitary Engineering Chemistry Natural Resources

PART II – CONTRACT CLAUSES
SECTION I – CONTRACT CLAUSES

As authorized in the clause preface, the use of the term “task order” in lieu of “contract” or “schedule” is applied where appropriate. The prescriptive language in clauses (except 52.203-11) that are followed by (DEVIATION) shall read “cost-reimbursement” in lieu of “fixed-price”. Deviations in the full text clauses are underlined.

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 5.5.x.OOO; Issued: 11/3/2003; Clauses: ; FAR: FAC 2001-17; DFAR: DCN20031001; DL.: DL 98- 021; Class Deviations: CD 200300003; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 02-01; AFAC: AFAC 2003-0501; IPN:98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (DEC 2001) - ALTERNATE I (MAY 2001)

52.203-03	GRATUITIES (APR 1984)

52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)

52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 1997)

52.204-02	SECURITY REQUIREMENTS (AUG 1996)

52.204-02	SECURITY REQUIREMENTS (AUG 1996) - ALTERNATE II (APR 1984)

52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)

52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)

52.211-10	COMMENCEMENT, PROSECUTION, AND COMPLETION OF WORK (APR 1984)- ALTERNATE I (APR 1984)
(a) Number of calendar days is ‘TBD at Task Order Level’
(b) Number of days or calendar date is ‘TBD at Task Order level’ Date is ‘TBD at Task Order level’

52.215-02	AUDIT AND RECORDS - NEGOTIATION (JUN 1999)

52.215-08	ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT (OCT 1997)

52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997)

52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-MODIFICATIONS (OCT 1997)

52.215-12	SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)

52.215-13	SUBCONTRACTOR COST OR PRICING DATA-MODIFICATIONS (OCT 1997)

52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)

52.215-17	WAIVER OF FACILITIES CAPITAL COST OF MONEY (OCT 1997)

52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)

52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS (OCT 1997)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS (OCT 1997) - ALTERNATE II (OCT 1997)

52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS (OCT 1997) - ALTERNATE III (OCT 1997)
Alt III, Para (c), Submit the cost portion of the proposal via the following electronic media: ‘At the task order level submit in Microsoft Excel format on a floppy disk, CD ROM or via electronic mail’

52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA- MODIFICATIONS (OCT 1997) - ALTERNATE IV (OCT 1997)
Alt IV, (a), Description of the information and the format that are required: ‘TBD at Task Order level’

52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002) - ALTERNATE I (FEB 1997)
Para (a) (3), Day prescribed by agency head. or “30th”. ‘TBD at Task Order level’ ’

52.216-09	FIXED FEE - CONSTRUCTION (MAR 1997)

52.216-10	INCENTIVE FEE (MAR 1997)
Para (e)(l), The fee payable under this contract shall be the target fee increased by the cents stated for every dollar that the total allowable cost is less than the target cost: ‘TBD at Task Order level’
Para (e)(l), The fee payable under this contract shall be the target fee decreased by the cents stated for every dollar that the total allowable cost exceeds the target cost: ‘TBD at Task Order level’
Para (e)(l), Percent is ‘TBD at Task Order level’ I
Para (e)(l) Percentage is ‘TBD at Task Order level’

52.216-11	COST CONTRACT - NO FEE (APR 1984)

52.216-16	INCENTIVE PRICE REVISION - FIRM TARGET (OCT 1997)

52.216-17	Para (a), Line Item numbers: ‘TBD at Task Order level’
Para (a), In no event shall the total final price of these items exceed the ceiling price of: ‘TBD at Task Order level’
Para (c)(I), Number of days: ‘TBD at Task Order level’
Para (d)(2)(ii>, Percent: ‘TBD at Task Order level’ I
Para (d)(2Xiii), Percent: ‘TBD at Task Order level’

52.216-18	ORDERING (OCT 1995)
Para (a), Issued from date is ‘The Date of Contract Award’
Para (a), Issued through date is ‘60 months after date of contract award’

52.216-19	ORDER LIMITATIONS (OCT 1995)
Para (a). Insert Dollar amount or quantity. ‘$5,000.00’
Para (bX1). Insert dollar amount or quantity ‘$40,000,000.00’
Para (b)(2). Insert dollar amount or quantity. ‘$40,000,000.00’
Para (b)(3). Insert number of days. ‘five (5) days’
Para (d). Insert number of days. ‘ten (10) days’

52.216-22	INDEFINITE QUANTITY (OCT 1995)
Para (d), Date is ‘96 months after contract award’

52.217-08	OPTION TO EXTEND SERVICES (NOV 1999)
Period of time. ‘30 days’
Applies at Task Order level

52.217-09	OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
Para (a), Period of time ‘2 calendar days’
Para (a), 60 or as appropriate ‘15 calendar days’
Para (c), Number of Months/Years. ‘5 ordering years and 3 additional years for performance’ Applies at Task Order level

52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)

52.219-09	SMALL BUSINESS SUBCONTRACTING PLAN (IAN 2002) - ALTERNATE II (OCT 2001)

52.219-14	LIMITATIONS ON SUBCONTRACTING (DEC 1996)

52.219-16	LIQUIDATED DAMAGES - SUBCONTRACTING PLAN (IAN 1999)

52.219-25	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM-DISADVANTAGED STATUS AND REPORTING (OCT 1999)

52.219-26	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM-INCENTIVE SUBCONTRACTING (OCT 2000)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

Para (b), C.O. inserts appropriate percentage. ‘1%’

52.222-01	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)

52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) Para (a), Dollar amount is ‘TBD at Task Order level’

52.222-03	CONVICT LABOR (AUG 1996)

52.222-04	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION (SEP 2000)

52.222-06	DAVIS-BACON ACT (FEB 1995)

52.222-07	WITHHOLDING OF FUNDS (FEB 1988)

52.222-08	PAYROLLS AND BASIC RECORDS (FEB 1988)

52.222-09	APPRENTICES AND TRAINEES (FEB 1988)

52.222-10	COMPLIANCE WITH COPELAND ACT REQUIREMENTS (FEB 1988)

52.222-11	SUBCONTRACTS (LABOR STANDARDS) (FEB 1988)

52.222-12	CONTRACT TERMINATION - DEBARMENT (FEB 1988)

52.222-13	COMPLIANCE WITH DAVIS-BACON AND RELATED ACT REGULATIONS (FEB 1988)

52.222-14	DISPUTES CONCERNING LABOR STANDARDS (FEB 1988)

52.222-15	CERTIFICATION OF ELIGIBILITY (FEB 1988)

52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)

52.222-26	EQUAL OPPORTUNITY (APR 2002)

52.222-27	AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR CONSTRUCTION (FEB 1999)

52.222-29	NOTIFICATION OF VISA DENIAL (FEB 1999)

52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

52.223-03	HAZARDOUS MATERIAL WENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)
Para (b), Material Identification No: ‘TBD at Task Order level’

52,223-05	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION (APR 1998)

52.223-06	DRUG-FREE WORKPLACE (MAY 2001)

52.223-07	NOTICE OF RADIOACTIVE MATERIALS (JAN 1997)
Para (a), Number of days is ‘TBD at Task Order level’

52.223-10	WASTE REDUCTION PROGRAM (AUG 2000)

52.223-11	OZONE-DEPLETING SUBSTANCES (MAY 2001)

52.223-14	TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)

52.224-01	PRIVACY ACT NOTIFICATION (APR 1984)

52.224-02	PRIVACY ACT (APR 1984)

52.225-09	BUY AMERICAN ACT - CONSTRUCTION MATERIALS (MAY 2002)
Para (b)(2). Insert excepted materials or “none”. ‘None unless otherwise determined at Task Order level’

52,225-11	BUY AMERICAN ACT - CONSTRUCTION MATERIALS UNDER TRADE AGREEMENTS (JUL 2002)
Para (bX3). Insert excepted material or “none”. ‘None unless otherwise determined at Task Order , level’

52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)

52.226-01	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (JUN 2000)

52.227-01	AUTHORIZATION AND CONSENT (JUL 1995)

52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)

52.227-04	PATENT INDEMNITY - CONSTRUCTION CONTRACTS (APR 1984) - ALTERNATE I (APR 1984)
AIt I Para (b), Item(s) to be excluded is ‘None unless otherwise determined at the Task Order level’

52.228-02	ADDITIONAL BOND SECURITY (OCT 1997)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.228-03	WORKERS’ COMPENSATION INSURANCE (DEFENSE BASE ACT) (APR 1984)

52.228-05	INSURANCE ~- WORK ON A GOVERNMENT INSTALLATION (JAN 1997)

52.228-11	PLEDGES OF ASSETS (FEB 1992)

52.228-12	PROSPECTIVE SUBCONTRACTOR REQUESTS FOR BONDS (OCT 1995)

52.228-14	IRREVOCABLE LETTER OF CREDIT (DEC 1999)

52.228-15	PERFORMANCE AND PAYMENT BONDS - CONSTRUCTION (JUL 2000)

52.229-02	NORTH CAROLINA STATE AND LOCAL SALES AND USE TAX (APR 1984)

52.229-03	FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

52.229-05	TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR 1984)

52.229-06	TAXES - FOREIGN FIXED-PRICE CONTRACTS (JAN 1991)

52.229-10	STATE OF NEW MEXICO GROSS RECEIPTS AND COMPENSATING TAX (OCT 1988)
Para (c), Agency name ‘United States Department of the Air Force’ Para (g), Agency name ‘United States Department of the Air Force’ Para (g), Agency name ‘United States Department of the Air Force’ Para (g), Agency name ‘United States Department of the Air Force’

52.230-02	COST ACCOUNTING STANDARDS (APR 1998)

52.230-06	ADMINISTRA nON OF COST ACCOUNTING STANDARDS (NOV 1999)

52.232-05	PAYMENTS UNDER FIXED-PRICE CONSTRUCTION CONTRACTS (SEP 2002)

52.232-17	INTEREST (JUN 1996)

52.232-18	AVAILABILITY OF FUNDS (APR 1984)

52.232-20	LIMITATION OF.COST (APR 1984) I 52.232-22 LIMITATION OF FUNDS (APR 1984)

52.232-23	ASSIGNMENT OF CLAIMS (IAN 1986)

52.232-27	PROMPT PAYMENT FOR CONSTRUCTION CONTRACTS (FEB 2002)

52.232-32	PERFORMANCE-BASED PAYMENTS (FEB 2002)

52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER-CENTRAL CONTRACTOR REGISTRAIION (MAY 1999)

52.232-36	PAYMENT BY THIRD PARTY (MAY 1999)

52.232-37	MULTIPLE PAYMENT ARRANGEMENTS (MAY 1999)

52.233-01	DISPUTES (JUL 2002) - ALTERNATE I (DEC 1991)

52.233-03	PROTEST AFTER AWARD (AUG 1996)

52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)

52.236-01	PERFORMANCE OF WORK BY THE CONTRACTOR (APR 1984) Percent is ‘12 % unless otherwise specified in the task order’

52.236-02	DIFFERING SITE CONDITIONS (APR 1984)

52.236-02	SITE INVESTIGATION AND CONDITIONS AFFECTING THE WORK (APR 1984)

52.236-04	PHYSICAL DATA (APR 1984)
Description of investigational methods used: ‘TBD at Task Order level’ Summary of weather records and wamings ‘TBD at Task Order level’
Summary of transportation facilities providing access from the site ‘THD at Task Order level’ Other pertinent information: ‘TBD at Task Order level’

52.236-05	MATERIAL AND WORKMANSHIP (APR 1984)

52.236-06	SUPERINTENDENCE BY THE CONTRACTOR (APR 1984)

52.236-07	PERMITS AND RESPONSIBILITIES (NOV 1991) \

52.236-08	OTHER CONTRACTS (APR 1984)

52.236-09	PROTECTION OF EXISTING VEGETATION, STRUCTURES, EQUIPMENT, UTILITIES, AND’IMPROVEMENTS (APR 1984)

52.236-10	OPERATIONS AND STORAGE AREAS (APR 1984)

52.236-11	USE AND POSSESSION PRIOR TO COMPLETION (APR 1984)

52.236-12	CLEANING UP (APR 1984)

52.236-13	ACCIDENT PREVENTION (NOV 1991)

52.236-14	AVAILABILITY AND USE OF UTILITY SERVICES (APR 1984)

52.236-17	LAYOUT OF WORK (APR 1984)

52.236-18	WORK OVERSIGHT IN COST -REIMBURSEMENT CONSTRUCTION CONTRACTS (APR 1984)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.236-19	ORGANIZATION AND DIRECTION OF THE WORK (APR 1984)

52.236-21	SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997)

52.236-21	SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997) - ALTERNATE I (APR 1984)

52.236-21	SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997) - ALTERNATE II (APR 1984)
Alt II, add to para (g) of the basic clause: Desired amount is ‘TBD at Task Order level’

52.236-26	PRECONSTRUCTION CONFERENCE (FEB 1995)

52.237-02	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND VEGETATION (APR 1984)

52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001) I

52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)

52.242-13	BANKRUPTCY (JUL 1995)

52.242-14	SUSPENSION OF WORK (APR 1984)

52.243-02	CHANGES - COST -REIMBURSEMENT (AUG 1987) - AL TERNA TE III (APR 1984)

52.243-04	CHANGES (AUG 1987) I

52.243-05	CHANGES AND CHANGED CONDITIONS (APR 1984)

52.243-07	NOTIFICATION OF CHANGES (APR 1984)
Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
Para (d), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’

52.244-02	SUBCONTRACTS (AUG 1998)
Para (e), approval required on subcontracts to: ‘TBD at Task Order level’
Para (k), Insert subcontracts evaluated during negotiations. ‘See Section H Clause PKV-HOI7’

52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)

52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)

52.245-02	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEVIATION) (DEC 1989)

52.245-02	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEVIATION) (DEC 1989) - ALTERNATE I (APR 1984)

52.245-03	IDENTIFICATION OF GOVERNMENT-FURNISHED PROPERTY (APR 1984)

52.245-04	GOVERNMENT-FURNISHED PROPERTY (SHORT FORM) (APR 1984)

52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MA TERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION) (IAN 1986)

52.245-06	LIABILITY FOR GOVERNMENT PROPERTY (DEMOLITION SERVICES CONTRACTS) (APR 1984)

52.246-21	WARRANTY OF CONSTRUCTION (MAR 1994)

52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS (JAN 1997)

52.248-03	VALUE ENGINEERING - CONSTRUCTION (FEB 2000)
Para (i), Contract number. ‘TBD at Task Order level’ I

52.248-03	VALUE ENGINEERING - CONSTRUCTION (FEB 2000) - ALTERNATE I (APR 1984)
Para (i), Contract number. ‘TED at Task Order level’

52.249-01	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PR1CE) (SHORT FORM) (APR 1984) - ALTERNATE I (APR 1984)

52.249-02	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SEP 1996) - ALTERNATE I (SEP 1996)

52.249-03	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (DISMANTLING, DEMOLITION, OR REMOVAL OF IMPROVEMENTS) (SEP 1996)

52.249-06	TERMINATION (COST -REIMBURSEMENT) (SEP 1996) - AL TERNA TE I (SEP 1996)

52.249-06	TERMINATION (COST -REIMBURSEMENT) (SEP 1996) - AL TERNA TE IV (SEP 1996)

52.249-10	DEFAULT (FIXED-PRICE CONSTRUCTION) (APR 1984)

PART 11- CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.249-10	DEFAULT (FIXED-PRICE CONSTRUCTION) (APR 1984) - ALTERNATE I (APR 1984)

52.249-14	EXCUSABLE DELAYS (APR 1984)

52.251-01	GOVERNMENT SUPPLY SOURCES (APR 1984)

52.253-01	COMPUTER GENERATED FORMS (IAN 1991)

B. DEFENSE FEDERAL ACOUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE- CONTRACT-RELATED FELONIES (MAR 1999)

252.203-7002	DISPLAY OF DOD HOTLINE POSTER (DEC 1991) 252.204-7000 DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)

252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992) !

252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (NOY 2001)

252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)

252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOY 1995)

252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998) 252.215-7000 PRICING ADJUSTMENTS (DEC 1991)

252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)

252.219-7003	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (APR 1996)

252.219- 7009	SECTION 8(A) DIRECT AWARD (MAR 2002)
Para (a). Cognizant SBA District Office is: ‘TBD at Contract Award’

252.222- 7000	RESTRICTIONS ON EMPLOYMENT OF PERSONNEL (MAR 2000) para (a), Insert State. ‘TBD Task Order level’

252.222- 7001	RIGHT OF FIRST REFUSAL OF EMPLOYMENT -CLOSURE OF MILITARY INSTALLATIONS (APR 1993)

252.222-7002	COMPLIANGE WITH LOCAL LABOR LAWS (OVERSEAS) (IUN 1997) i

252.222-7004	COMPLIANCE WITH SPANISH SOCIAL SECURITY LAWS AND REGULATIONS (JUN 1997)

252.222-7005	PROHIBITION ON USE OF NONIMMIGRANT ALIENS-GUAM (SEP 1999)

252.223-7001	HAZARD WARNING LABELS (DEC 1991)

252.223-7002	SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (MAY 1994)

252.223-7003	CHANGE IN PLACE OF PERFORMANCE - AMMUNITION AND EXPLOSIVES (DEC 1991)

252.223-7004	DRUG-FREE WORK FORCE (SEP 1988)

252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993)

252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993) - ALTERNATE I (NOY 1995)

252.225-7005	IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES (APR 2002)

252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (FEB 2003) I

252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000) ’

252.225-7026	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (JUN 2000)

252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (JUNE 1992)

252.225-7041	CORRESPONDENCE IN ENGLISH (JUN 1997)

252.225-7042	AUTHORIZATION TO PERFORM (JUNE 1997)

252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (JUN 1998)
Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from:
‘HQ AFSFC/SET; Telephone DSN: 473-0927/0928 or commercial 210-671-0927/0928’

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES-DOD CONTRACTS (SEP 2001)

252.227-7022	GOVERNMENT RIGHTS (UNLIMITED) (MAR 1979)

252.227-7023	DRAWINGS AND OTHER DATA TO BECOME PROPERTY OF GOVERNMENT (MAR 1979)

252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)

252.227-7033	RIGHTS IN SHOP DRAWINGS (APR 1966)

252.228-7003	CAPTURE AND DETENTION (DEC 1991)

252.228-7006	COMPLIANCE WITH SPANISH LAWS AND INSURANCE (DEC 1998)

252.229-7001	TAX RELIEF (JUN 1997) - ALTERNATE I (JUN 1997)

252.229-7002	CUSTOMS EXEMPTIONS (GERMANY) (JUN 1997)

252.229-7003	TAX EXEMPTIONS (ITALY) (JAN 2002)
Para (b)(1)(iii), Fiscal code for military activity w/in Italy. ‘TBD at Task Order level’

252.229-7004	STATUS OF CONTRACTOR AS A DIRECT CONTRACTOR (SPAIN) (JUN 1997)
Para (g), Amount at time of award is ‘TBD at Task Order level’

252.229-7005	TAX EXEMPTIONS (SPAIN) (JUN 1997)

252.229-7006	VALUE ADDED TAX EXCLUSION (UNITED KINGDOM) (JUN 1997)

252.229-7007	VERIFICATION OF UNITED STATES RECEIPT OF GOODS (JUN 1997)

252.229-7008	RELIEF FROM IMPORT DUTY (UNITED KINGDOM) (JUN 1997)

252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7008	ASSIGNMENT OF CLAIMS (OVERSEAS) (JUN 1997)

252.232-7009	MANDATORY PAYMENT BY GOVERNMENTWIDE COMMERCIAL PURCHASE CARD (JUL 2000)

252.233-7001	CHOICE OF LAW (OVERSEAS) (JUN 1997)

252.236-7000	MODIFICATION PROPOSALS-PRICE BREAKDOWN (DEC 1991)

252.236-7001	CONTRACT DRAWINGS, MAPS, AND SPECIFICATIONS (DEC 199])
Para (aX1), Number of sets is ‘TBD at Task Order Level’
Para (e), Index of Drawings: ‘TBD at Task Order Level’

252.236-7002	OBSTRUCTION OF NAVIGABLE WATERWAYS (DEC 1991)

252.236-7005	AIRFIELD SAFETY PRECAUTIONS (DEC 1991)

252.239-7016	TELECOMMUNICATIONS SECURITY EQUIPMENT, DEVICES, TECHNIQUES, AND SERVICES (DEC 1991)
Para (b), Location is ‘TBD at Task Order level’
Para ( c), List can be obtained from ‘TBD at Task Order level’
Para (c), List and identify locations: ‘TBD at Task Order level’ I

252.242-7000	POSTAWARD CONFERENCE (DEC 1991)

252.242-7005	COST/SCHEDULE STATUS REPORT (MAR 1998)

252.243-7001	PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)

252.245-7000	GOVERNMENT -FURNISHED MAPPING, CHARTING, AND GEODESY PROPERTY (DEC 1991)

252.245-7001	REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

252.246-7002	WARRANTY OF CONSTRUCTION (GERMANY) (JUN 1997)

252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)

252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002) - ALTERNATE II (MAR 2000)

252.248-7000	PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS (MAY 1994)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

C. AIR FORCE FEDERAL ACOUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352216-9000	AWARDING ORDERS UNDER MULTIPLE AWARD CONTRACTS (JUN 2002) - IALTERNATE I (JUN 2002)
Para (d), Office symbol and telephone number: ‘Ms. Cynthia Sanders, 311 HSW /PK at (210) 536-16312’
Para (e), Clause that stipulates minimum guarantee(s): ‘$]5,000’

5352223-9000	ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODS) (MAY 1996)
Para (d), Substances are ‘TBD at Task Order level’

5352.223-9001	HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (JUN 1997)

5352.242-9000	CONTRACTOR ~CCESS TO AIR FORCE INST ALLA TIONS (MAY 2002)
Para (b), Any additional requirements to comply with local security procedures ‘TBD at Task Order level’

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.215-9005	INCORPORATION OF CONTRACTOR’S TECHNICAL PROPOSAL (AFMC) (AUG 1998)
Para (a), Paragraph Numbers: ‘TED at Task Order level’
Para (a), Paragraph Numbers: ‘TBD at Task Order level’
Para (a), Version Number(s): ‘TBD at Task Order level’
“Para (a), Dated: ‘TBD at Task Order level’ Para (a), Entitled: ‘TED at Task Order level’
Para (b), Rank order: ‘TBD at Task Order level’

5352.245-9004	BASE SUPPORT (AFMC) (JUL 1997)
Para (e), List Installations ‘TBD at Task Order level’
Para (f), List Support Items ‘TBD at Task Order level’

5352.245-9004	BASE SUPPORT (AFMC) (JUL 1997) - ALTERNATE I (JUL 1997)
Alt I, Para (e), List Installations ‘TBD at Task Order level’
Alt I, Para (f), List Support Items ‘TBD at Task Order level’ !

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

     A. FEDERAL ACOUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)I

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil

52.252-06 AUTHORIZED DEVIATIONS IN CLASES (APR 1984)

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

     (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

  B. DEFENSE FAR SUPP CONTRACT CLAUSES IN FULL TEXT

252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION (AUG 1993)

     (a) Contract line item(s) TBD At Task Order level                     TBD at Task Order level                     TBD at Task Order level    TBD at Task Order level if incremental funding is applied through                     are incrementally funded. For these item(s), the sum of                     of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

     (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “Termination for Convenience of the Government.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).

     (c) Notwithstanding the dates specified in the allotment schedule in paragraph (i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (I) the estimated date when that point will be reached and (2) an estimate of additional funding, If any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “Termination for Convenience of the Government.”

     (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

     (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, j in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the i Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “Disputes.”

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

     (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

     (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “Default.” The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

     (h) Nothing in this clause affects the rights of the Government to terminate this contract pursuant to the clause of this contract entitled “Termination for Convenience of the Government.”

     (i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J – LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	46	26 JUN 2003	CONTRACT DATA REQURIEMENTS LISTS (CORL) DD FORM 1423-1/DI0 - WEB LINK

EXHIBIT B	32	26 JUN 2003	CONTRACT DATA REQUIREMENTS LIST (CDRL), DO FOR 1423-1/010 - WEB LINK

EXHIBIT C	46	26 JUN 2003	CONTRACT DATA REQUIREMENTS LIST (CORL), DD FORM 1423-1/0ID - WEB LINK

ATTACHMENT 1	21	26 JUN 2003	STATEMENT OF WORK: WORLDWIDE ENVIRONMENTAL RESTORATION AND CONSTRUCTION CONTRACT (WERC) - WEB LINK

ATTACHMENT 2	4	26 JUN 2003	LABOR CATEGORY QUALIFICATIONS - WEB LINK

ATTACHMENT 3	5	30 JUL 2003	LABOR RATES (ON-SITE & OFF-SITE)

WORLDWIDE ENVIRONMENTAL RESTORATION AND CONSTRUCTION
(WERC) CONTRACTS

Exhibit A CDRLS FOR TECHNICAL DATA AND DIDS

To view Exhibit A click on WWW.AFCEE.BROOKS.AF.MIL. When you get there go to the INFORMATION AREA, then to SUPPORT. Select CONTRACTING. When you get into CONTRACTING you will need to go to the INDEX. In the Index there is a selection called BUSINESS OPPORTUNITIES. Under BUSINESS OPPORTUNITIES select WERC. Scroll down to DOWNLOAD INFORMATION. There you can click on Exhibit A and download it.

WORLDWIDE ENVIRONMENTAL RESTORATION AND CONSTRUCTION (WERC) CONTRACTS

Exhibit B CDRLS FOR MANAGEMENT DATA AND DIDS

To view Exhibit B click on WWW.AFCEE.BROOKS.AF.MIL. When you get there go to the INFORMATION AREA, then to SUPPORT. Select CONTRACTING. When you get into CONTRACTING you will need to go to the INDEX. In the Index there is a selection called BUSINESS OPPORTUNITIES. Under BUSINESS OPPORTUNITIES select WERC. Scroll down to DOWNLOAD INFORMATION. There you can click on Exhibit B and download it.

WORLDWIDE ENVIRONMENTAL RESTORATION AND CONSTRUCTION (WERC) CONTRACTS

Exhibit C CDRLS FOR COST DATA AND DIDS

To view Exhibit C click on WWW.AFCEE.BROOKS.AF.MIL.Whenyou get there go to the INFORMATION AREA, then to SUPPORT. Select CONTRACTING. When you get into CONTRACTING you will need to go to the INDEX. In the Index there is a selection called BUSINESS OPPORTUNITIES. Under BUSINESS OPPORTUNITIES select WERC. Scroll down to DOWNLOAD INFORMA110N. There you can click on Exhibit C and download it.

WORLDWIDE ENVIRONMENTAL RESTORATION AND CONSTRUCTION
(WERC) CONTRACTS

Attachment 1: STATEMENT OF WORK

To view Attachment 1 click on WWW.AFCEE.BROOKS.AF.MIL. When you get there go to the INFORMATION AREA, then to SUPPORT. Select CONTRACTING. When you get into CONTRACTING you will need to go to the INDEX. In the Index there is a selection called BUSINESS OPPORTUNITIES. Under BUSINESS OPPORTUNITIES select WERC. Scroll down to DOWNLOAD INFORMATION. There you can click on Attachment 1 and download it.

BASIC CONTRACT
STATEMENT OF WORK

for

WORLDWIDE ENVIRONMENTAL RESTORATION AND
CONSTRUCTION (WERC)

CONTRACT: F41624-03-R-8046

JUNE 26, 2003

1.0 SCOPE

This basic contract statement of work (SOW) defines the scope of a full range of construction and engineering activities to meet all customer requirements. This basic contract SOW will be tailored to identify specific task order (TO) requirements. SOWs or statement of objectives (SOOs) may be used on this contract.

This SOW encompasses the full range of methods and technologies supporting activities necessary to remedy site conditions in accordance with technical and regulatory requirements, to operate environmental systems, and to provide construction and ancillary services as required herein. Requirements will be primarily environmental but will also include traditional engineering needs as a secondary requirement. Requirements shall be carried out under TOs for various worldwide locations.

Construction and engineering activities may include environmental requirements, military family housing, light commercial projects, fuels projects, traditional military construction (MILCON) and P-341 projects, community development projects, and emerging requirements, such as homeland security and force protection projects.

The Contractor shall function as an integral team member in support of the AFCEE mission, to include the sharing of information with other AFCEE contractors, and cooperation with communities, regulators, and other government entities.

Requirements include efficient management of TOs including accurate, on-time submittals of contract deliverables and timely identification and solution of impediments to successful project execution. Technical requirements include early involvement in the process to allow for the development of the most cost-effective and technically sound solution. AFCEE will rely on the Contractor’s expertise in recognizing and addressing problematic issues and successful execution of each TO. The Contractor shall perform all work in accordance with host nation, federal, state, and local statutes and regulations. Remedies shall conform to environmental permits, decision document requirements, or other legal requirements.

TOs may be Results Based Product Delivery, where desired outcomes of the work are identified without specifying the methods or technologies to be used. Contracted work is performed with minimal focus on government process and maximum focus on results. A Results Based Product Delivery TO enables the Contractor to select actions best suited to the site requirements, and ensures that best management practices and best available technologies are employed. The SOW or SOO will specify Results Based Product Delivery contracting requirements at the TO level.

2.0 APPLICABLE DOCUMENTS

The Contractor shall identify and comply with all applicable federal, state, and local statutes; Air Force/Military/Host Nation instructions, manuals, handbooks, regulations, guidance, and policy letters; Executive Orders (EOs); American Petroleum Institute (API) Codes; National Association of Corrosions Engineers (NACE); National Fire Protection (NFPA); Steel Structures and Painting Counsel (SSPC); National Electrical Code (NEC); Uniform Fire Code (UFC); and

International Building Code (IBC) including all changes and amendments in effect on the date of issuance of each TO. It is the Contractor’s responsibility to identify and comply with all applicable requirements. In addition, the Contractor shall refer to the AFCEE Technical Services Quality Assurance Program, the current version of The United States Air Force Construction Management Implementation Guide, and Guidance for Contract Deliverables (GCD), current version, unless a previous version is specified in the TO. This GCD is a reference document to be used in the generation of contract deliverables. Base-specific documents shall be identified in each TO.

3.0 GOVERNMENT FURNISHED INFORMATION, EQUIPMENT, AND PROPERTY (GFI, GFE, GFP)

To be specified in each TO.

4.0 MANAGEMENT, PLANNING, AND REPORTING REQUIREMENTS

The Contractor shall implement a full range of construction and engineering activities as specified in each TO and in accordance with all applicable compliance documents. The Contractor shall supply all labor, equipment, and materials necessary to accomplish the work assigned unless otherwise specified in each TO. The Contractor shall perform management and planning functions, including performance measurement and fund status reporting, through the course of this effort.

4.1 Work Breakdown Structure

4.1.1 WBS Requirements (Environmental Projects)

The Contractor shall prepare and submit for approval a Work Breakdown Structure (WBS). The WBS shall be used to report the cost and schedule status for each environmental project. All tasks required under this type of TO shall be included in the WBS. (Contract Data Requirements List [CDRL] B001)

4.1.2 WBS In CSI Format (Traditional Construction)

The Contractor shall prepare and submit for approval a WBS in the Construction Standard Institute (CSI) format for traditional construction activities. The WBS shall be used to report the cost and schedule status for each project. All tasks required under this type of TO shall be included in the WBS. (CDRL B001)

4.2 Schedule and Planning Requirements

The Contractor shall provide schedules for tracking work progress as specified in each TO. The SOW for each TO will identify which of the following schedules is required. Project Planning Charts (PPC) are recommended for less complex projects and Integrated Master Schedules (IMS) are recommended for more complex projects.

4.2.1 Project Planning Chart and/or Construction Planning Chart

The Contractor shall prepare and submit a PPC for approval. The PPC shall detail the project schedule and status through the use of Gantt charts, which shall depict percent complete for each task. The project schedule shall be reported using the approved WBS. (CDRL B002)

4.2.2 Integrated Master Schedule

The Contractor shall prepare and submit an IMS for approval. The IMS shall detail the project schedule and status through the use of Gantt charts, and Critical Path Method (CPM) analyses. The project schedule shall be reported using the approved WBS. (CDRL B003)

4.3 Cost and Status Reporting

The Contractor shall provide cost and status reports. Cost and status reports are listed below in order of increasing complexity. Each TO will specify (1) if one or two of the following reports are required, and (2) if reports are required at the TO level or at the project level with a TO rollup. Contractor’s Progress, Status, and Management Reports (CPSMR) with cost information are recommended for TOs under $500,000. TOs under $2M typically require either a Performance and Cost Report (PCR) or a Funds and Man-Hours Expenditure Report (FMER). TOs between $2M-$5M typically require a Cost/Schedule Status Report (C/SSR). Typically TOs over $5M require a Cost Performance Report (CPR). A Contract Funds Status Report (CFSR) may be required in conjunction with a CPR or C/SSR. Each TO should be evaluated independently to determine specific requirements.

4.3.1 Contractor’s Progress, Status, and Management Report

The Contractor shall prepare and submit a CPSMR. The CPSMR shall be used to review and evaluate the overall progress of the project, along with any existing or potential problem areas. The report shall be prepared in a Contracting Officer’s Representative (COR)-approved format. The CPSMR shall include a summary of the events that occurred during the reporting period, discussion of performance, identification of problems, proposed solutions, corrective actions taken, and outstanding issues. Cost information may be included or omitted in this report as required in each TO. (CDRL B004)

4.3.2 Funds and Man-Hour Expenditure Report

The Contractor shall implement and maintain a cost accounting system and prepare a FMER to correlate the status of expensed funds and man-hours against the progress of the work completed and the negotiated budget. The FMER and associated graphics shall detail the current project status and identify funds and man-hours required to complete the assigned tasks. (CDRL C001)

4.3.3 Performance and Cost Report

The Contractor shall prepare and submit a PCR. The PCR provides the current status and projected requirements for funds, man-hours, and work completion relative to the negotiated budget. (CDRL C002)

4.3.4 Contract Funds Status Report

The Contractor shall prepare CFSRs as specified in each individual cost reimbursement TO. The purpose of the CFSR is to update and forecast funding requirements, funding changes and budget estimates, identify funds in excess of TO which may be available for deobligation, and provide estimates of termination costs. (CDRL C003)

4.3.5 Cost/Schedule Status Report

The Contractor shall prepare C/SSRs, which summarize performance information for program management purposes as specified in each individual cost reimbursement TO. The CSSR contains contract data, including original and current contract values and management estimate at completion, performance data, and narrative explanations which present information on significant cost, schedule variances, contractual problems, or other areas of interest. (CDRL C004)

4.3.6 Cost Performance Report

The Contractor shall implement and maintain a performance measurement system to support the gathering of cost and schedule data for the purpose of determining program status as specified in each individual cost reimbursement TO. The WBS or equivalent task breakdown shall be used for reporting cost. The CPR presents the performance measurement baseline and actual cost and schedule performance against that baseline. Submittals shall include appropriate figures containing cost and related data for measuring project cost and schedule status. (CDRL C005)

4.4 Meeting and Conference Requirements

4.4.1 Meeting/Teleconference Support

The Contractor shall perform a site visit and/or attend a preproposal conference, a postaward conference, preperformance conference, or preconstruction conference. The Contractor also shall attend and/or support meetings and teleconferences to discuss technical or regulatory issues and project progress and status. The Contractor shall prepare, and submit for review, presentation materials for meetings and an agenda. The Contractor shall prepare minutes for all meetings attended. (CDRLs B005, B006, B007)

4.4.2 Public Meetings and Hearings

The Contractor shall present technical information and provide logistical support (e.g., advertising, facilities, audio-visual, handouts, report(s), recordings, verbatim transcripts, poster boards, translations, slides, synopses) for events and/or meetings in support of the government’s position. (CDRLs B005, B006, B007)

4.4.3 Conference Support

The Contractor shall develop conference programs, training sessions, and arrangements for government-sponsored conferences in support of environmental and traditional programs. (CDRLs B005, B006, B007)

4.5 Contractor Documentation

The Contractor shall create and maintain a Master Document List (MDL) that includes all documents, whether the document is a deliverable or not, which are prepared during the course of the TO. The MDL and its documents shall be maintained in libraries readily available for submittal to the Government. All Material Submittals shall be accomplished in accordance with the instructions pertaining to AF Form 3000, Material Approval Submittal. (CDRL B008)

4.6 Geographic Information System (GIS) Development, Performance, Analysis and Implementation Support

The Contractor shall establish and/or update the GIS. GIS software shall be compatible with Environmental Resources Program Information Management System (ERPIMS) or other appropriate systems as specified. GIS software shall provide a repository system to store subsurface chemical data, contour concentrations of contaminants, query contamination at given sites over time, utility locations, and other requirements. The Contractor shall provide technical support of geographic (geospatial) data and data management systems. All data deliverables shall be provided in electronic format with a copy to AFCEE/MSC. The Contractor shall follow Spatial Data Standards (SDS) and the U.S. Federal Geographic Data Committee’s (FGDC) Content Standard for Digital Geospatial Metadata, and shall establish, augment, and/or update the system(s). Software in support of this effort shall conform with AF/DoD standards for systems design, development and planning procedures for the pertinent disciplines identified in the project tasks. Needs analysis shall include review of existing AF/DoD-owned systems for possible re-use and the analysis of current systems, recommending strategies for improvement. Various quality assurance methods shall be utilized to correct for data quality issues introduced during data collection and compilation. The Contractor shall submit Report of Findings detailing the acceptability of the data, and recommendations to improve the data quality and data quality assurance procedures. All new development (e.g., applications, code, documentation, diagrams) shall become the sole property of the Air Force. (CDRLs A001, B009)

4.7 Notification Requirements

The Contractor is required to notify the Contracting Officer (CO) and COR of critical issues that may affect the contract performance and/or human health and the environment. The types of issues that require notification include, but are not limited to, health risks, spills, and changes in critical personnel, and finding unexploded ordnance (UXO). As an example, if UXO were discovered during field activities, the Contractor would be required to immediately stop work, report the discovery to the base POC, CO, and COR, and implement the appropriate safety precautions. Field activities could not continue until clearance was received from the CO. On critical issues, verbal notification should be made immediately, followed by written notification as soon as practical. (CDRL A002)

4.8 Permits

The Contractor shall develop, coordinate, and assist the installation in applying for and obtaining all host nation, federal, state, local, and other applicable permits, access (including off-base easements and leases), agreements, licenses, and certificates required to perform and complete each TO. The Contractor shall maintain a library of these documents at the Contractor’s site office on base as well as the corporate facility handling each TO. The Contractor shall comply with all applicable permit conditions. (CDRL A003)

4.9 Photo Documentation

The Contractor shall prepare digital photo documentation, including site(s) and building(s) under investigation and/or construction, field activities, and sample locations. Digital photos will be submitted in JPEG format unless otherwise specified in the individual TO. The contractor shall provide an index for each set of photographs submitted identifying the base, project number, contractor, and a brief description. Photography of any kind must be coordinated through the installation, customer, or facility Point of Contact (POC). (CDRLs B010, B011))

4.10 Remote Sites

The Contractor shall perform work as specified at remote locations. The Contractor shall be responsible for all personnel, supplies, equipment, and infrastructure (including, but not limited to, potable water, utility systems, housing, dining, transportation, and medical care) when there are no facilities and services available.

4.11 Site Access Badges

The Contractor shall obtain and monitor assigned security badges (used by both prime contractor and subcontractor staff) used during the duration of this contract. All security badges or passes shall be returned to the base POC upon expiration of the badge, upon completion of the project, or when possession of the badge is no longer necessary (e.g., upon removal of contracted personnel from specific projects).

4.12 Worksite Activities and Coordination

4.12.1 Coordination of Activities

The Contractor shall coordinate worksite activities with all applicable personnel to ensure the protection of human health and the environment; the prevention of damage to property, utilities, materials, supplies, and equipment; and the avoidance of work interruptions. The Contractor shall provide physical security to work areas with security equipment and personnel. The Contractor must comply with Occupational Safety and Health Administration (OSHA) safety and health regulations and local safety office requirements. The Contractor is required to provide the CO copies of any OSHA report(s) submitted during the duration of the TO. For areas not covered by OSHA, the contractor shall comply with host-nation laws and regulations regarding safety and health and the U.S. Army Corps of Engineers Safety and Health Requirements Manual, EM 385-1-1. (CDRL A001)

4.12.2 Hazardous Material and Hazardous Waste Activities

The Contractor shall handle all hazardous materials and waste in accordance with applicable host nation, federal, state, and local requirements. The Contractor shall provide all hazardous materials use and hazardous waste disposal documentation to the installation POC, and shall register with the Hazardous Materials Pharmacy program (if available) at the installation to ensure appropriate and efficient tracking of the Contractor’s hazardous material purchases, inventories, use, and releases such as required by the Emergency Planning and Community Right-to-Know Act (EPCRA), EOs, or any installation reporting requirements.

The Contractor shall also comply with host nation, federal, state, and local requirements for any task involving the transportation of hazardous wastes and/or contaminated materials to off-site treatment, storage and/or disposal facilities. This includes 40 CFR 260, 49 CFR 172, 173, 178, 179 and all other applicable local, state, federal, and host nation transportation regulations.

5.0 CHEMISTRY REQUIREMENTS

The Contractor shall be responsible for the quality of all required chemistry services performed. The Contractor shall ensure that all chemistry-related tasks are conducted in accordance with the project-specific Sampling and Analysis Plan (SAP). The Contractor shall identify a Project Chemist as key personnel in the project SAP. The Project Chemist will act as a POC on all chemistry-related issues and shall be responsible for ensuring that all Data Quality Objectives (DQOs) are met.

5.1 Quality Assurance

The Contractor shall develop project-specific DQOs designed to ensure data of adequate quality are collected to support project decisions. DQOs shall be developed in accordance with USEPA QA/G4, Guidance for the DQO Process (most recent version) and documented in the project SAP.

All laboratory services shall be conducted in accordance with the approved project QAPP. All field sampling shall be conducted in accordance with the approved project FSP. Samples shall not be submitted for analysis until the SAP and FSP are approved. The AFCEE QAPP serves as a guidance document in the development of the project specific QAPP.

The Contractor shall ensure that all requirements specified in the project SAP are met. If not met, the Contractor may be required to reaccomplish sampling at the Contractor’s expense. The Contractor shall conduct audits, administer a performance evaluation sample program, verify and validate data, and perform corrective actions in accordance with the project SAP. For a TO requiring analytical work, the Contractor shall submit a Quarterly Lab Use Report. (CDRL A001)

5.2 Laboratory Selection

The Contractor shall select a laboratory with analytical capabilities sufficient for the methods specified in the SAP and adequate throughput capacity to handle the project’s analytical workload during all field activities. The Contractor shall ensure that the selected laboratory meets all state and federal requirements, including state certification where appropriate.

5.3 Analytical Data Management

The Contractor shall ensure that all hard copy and electronic data deliverables supplied by the laboratory are complete and adequate to support the quality and usability of the data. Raw data packages shall be submitted to the AFCEE upon request. Data packages shall include all information required to re-create the analysis, including correspondence with the laboratory regarding exceeding quality assurance/quality control (QA/QC) measurements and documentation of corrective actions. (CDRL A001)

5.4 Record Keeping

For each TO, the Contractor shall create and maintain in one location written and electronic records sufficient to recreate each sampling, analytical, testing and monitoring event, and shall make these records available to the government upon request. The Contractor shall maintain records of, and derived from, all activities outlined in the appropriate portion of the Quality Program Plan (QPP) supporting the generation of these sampling and analysis records. The Contractor shall also retain written calculations using information obtained from sampling, analysis monitoring, and testing activities, to include all raw data. All information shall be provided to the Government.

6.0 PLANS AND REPORTS

6.1 Quality Program Plans

The Contractor shall prepare, for AFCEE review and approval, a site-specific QPP for each TO. The Contractor must implement, maintain, and comply with the approved site-specific QPP.

The QPP shall include the Work Plan (WP), the Health and Safety Plan (HSP) (as required by 29 Code of Federal Regulations (CFR) 1910.120), and the Environmental Sampling and Analysis Plan (SAP) as specified below. The SAP shall include the Quality Assurance Project Plan (QAPP) as appropriate, the Field Sampling Plan (FSP), and the Construction Quality Plan (CQP). Project DQOs shall be fully described as required in the individual TO. This section shall be tailored in each TO to meet current customer and regulatory requirements. The AFCEE Model QAPP and AFCEE Model FSP can be used as guidance documents. (CDRLs A004, A005, A006, A007)

6.2 Technical Plans and Reports

The Contractor shall provide technical plans and reports as defined at the TO level. The Contractor shall complete these documents according to the most appropriate industry standard.

6.2.1 Technical Plans

a.	Community Relations (CDRL A008)

b.	Work Plan. The Contractor shall prepare a Project Activities Work Plan that may include, but is not limited to, any or all of the following subsections as identified in each TO. (CDRL A004)

1)	Site Security Plan

2)	Excavation Plan

3)	Spill and Discharge Control Plan

4)	Bench Scale Test Plan

5)	Asbestos Abatement Plan

6)	Air Modeling and Monitoring Plan

7)	Surface Water Management Plan

8)	Ground Water Management Plan

9)	Erosion Control Plan

10)	Emissions Control Plan

11)	Transportation Plan

12)	Remediation Management Plan

13)	Siting Analysis Plan

14)	Site Preparation Plan

15)	Demobilization and Closure Plan

c.	RPO Work Plan (CDRL A009)

d.	Construction Quality Plan (CDRL A007)

e.	Design Work Plan (CDRL A009)

f.	Health and Safety Plan (CDRL A005)

g.	Sampling and Analysis Plan (CDRL A006)

h.	DD Form 1391 (CDRL A001)

i.	Operations and Maintenance Plan (CDRL A010)

j.	Innovative Technology Plan (CDRL A009)

k.	Integrated Solid Waste Management Plan (CDRL A009)

l.	Explosive Safety Plan (CDRL A009)

m.	Test Plan (CDRL A009)

6.2.2 Technical Reports

a.	Miscellaneous Technical Report (CDRL A001)

b.	Analytical Data Report Package (CDRL A001)

c.	Site/Project Summary (CDRL A001)

d.	Production or Delivery Problem Report (CDRL A002)

e.	Technical/Field Reports (CDRL A011)

f.	Permits (CDRL A003)

g.	Closure Reports (CDRL A001)

h.	Investigation Report (CDRL A001)

i.	Conceptual Site Model/Development Profile (CDRL A001)

j.	Baseline Risk Assessment (CDRL A001)

k.	Innovative Technologies Report (CDRL A001)

l.	Integrated Solid Waste Report (CDRL A001)

m.	Hazardous Materials Survey Report (CDRL A012)

n.	Hazardous Material and/or Hazardous Waste Disposal Report (CDRL A001)

o.	Design Plans (CDRL A013)

p.	Shop Drawings and/or As-built Drawings (CDRL A014)

q.	Design Specifications (CDRL A001)

r.	Long-Term Operations/Long-Term Monitoring Report (CDRL A001)

s.	Double Blind QA/AC Laboratory Proficiency Testing Program (CDRL A001)

t.	Digital Imaging (CDRL B010)

u.	Color Photograph Prints (CDRL B011)

v.	Geographical Information Systems Updates (CDRL B009)

w.	Computer Aided Design Drawings (CDRL B012)

x.	Inspection Reports (CDRL A001)

y.	Survey Reports (CDRL A012)

z.	RPO Reports (CDRL A001)

7.0 SITE WORK

The Contractor shall perform site preparation, incidental characterization and field investigation, conservation, and demobilization of sites as required in each TO.

7.1 Conservation

Activities shall be planned and implemented in a manner that protects existing site utilities, structures, surface features, service operations, monitoring and other types of wells, and the general site environment. This includes the protection of trees, shrubs and other vegetation not in the affected zone from dust damage, soil compaction, and physical contact with machines and equipment. If appropriate, the Contractor shall conserve uncontaminated topsoil by removal, storage, or redistribution. All reasonable measures shall be taken to minimize and suppress fugitive emissions of dust, vapors, and other site materials during site work. All fill materials shall be non-contaminated. The Contractor shall conduct all operations and activities with the intent of reducing the amount of pollution generated. Specific areas to be focused on are generation of solid waste, use of hazardous materials, use of ozone depleting chemicals, generation of hazardous waste, and use of energy and water. The Contractor shall plan, construct, operate, maintain, optimize, and decommission systems necessary to control storm water run-on and run-off; and transport surface water drainage to a treatment plant, discharge location, or any other destination.

7.2 Demobilization

The Contractor shall decontaminate equipment and facilities, decommission facilities as necessary, and restore the site. The Contractor shall remove any temporary facilities and implement erosion control measures such as seeding, mulch, sodding, and erosion control fabrics; restore roads, structures and utilities; and plant trees, shrubbery, grasses and other vegetation. The Contractor shall document and report on activities and train Government personnel to perform required maintenance, as requested.

7.3 Site Characterization

The Contractor shall perform work that characterizes environmental conditions incidental to other requirements in each TO.

7.4 Site Preparation

The Contractor shall perform site work as necessary to prepare sites for construction activities. Security and access controls shall be implemented to prevent unauthorized entry to sites and to protect wildlife from site exposure. The Contractor shall survey existing utilities to determine adequacy and need for modifications to support site activities. The Contractor shall obtain appropriate approvals and shall construct connections or new systems for electrical power, water, sewer, gas distribution, telephone, and other utilities, as required, to accomplish the activities specified in each TO.

8.0 ENVIRONMENTAL REQUIREMENTS

The Contractor shall perform a full range of activities to meet all customers engineering and construction environmental requirements as described in each TO. Requirements may include completion of a conceptual design, construction, implementation, demolition, repair, emergency response, and operations and maintenance tasks for environmental engineering and construction needs.

The Contractor shall execute restoration, pollution prevention, compliance, conservation, design, and construction projects. The Contractor shall evaluate, complete, and modify designs, and plan, install, construct, test, operate, maintain, monitor, optimize, and decommission any site in accordance with each TO. The Contractor shall perform work at remote sites and shall document all activities as stated herein.

The Contractor shall perform incidental support such as designing, planning, programming, scoping, studying, investigating, evaluating, and consulting on environmental engineering and construction efforts. The Contractor shall also provide training and operational support to

Government and other contractor personnel regarding the operations and maintenance of equipment, systems, and facilities.

8.1 Completion of Conceptual Design

A conceptual design (typically 10–30%) for environmental projects may be provided to the Contractor for completion of the design and then construction. This work may be provided in phases. The Contractor is accountable for all aspects of the final design under host nation, federal, state, and applicable local laws. All completed designs will be signed and sealed in accordance with all applicable requirements. Contractor shall complete project working drawings and the various plans and schedules, including a construction schedule, and obtain submittal approvals and permits. Working drawings and specifications shall comply with codes, laws, and the request for proposal (RFP). The working drawings shall be submitted for review as directed in the TO. The Contractor shall implement, coordinate, and execute all regulatory reviews, shall ensure technical adequacy of the final design, and shall provide quality control of all phases of the TO. Details on design requirements will be provided in each TO.

8.2 Construction

The Contractor shall perform construction, restoration, emergency response, repair, enhancement, maintenance, and demolition of facilities, utilities, real property systems, and infrastructure in support of construction and engineering requirements as specified in each TO. Typical activities can consist of stand-alone projects, and construction in support of other projects. Shop drawings and other submittals shall be required for approval by the COR prior to beginning construction projects. Construction activities will be in conformance with local and Air Force standards and regulations. The Contractor shall erect or install support buildings, equipment enclosures, and storage facilities for construction materials and contaminated material awaiting disposal.

8.2.1 Pre-Final Inspection

The Contractor shall conduct a pre-final walk through inspection and publish the pre-final inspection findings in a pre-final inspection report. Details will be provided in each TO.

8.2.2 Final Inspection

The Contractor shall conduct a final inspection and publish the findings in a final inspection report in accordance with the format specified at the pre-construction conference and the RFP/request for quote (RFQ). The inspection shall concentrate on the items identified at the pre-final inspection and recorded in the pre-final report. The final inspection report shall (1) certify that all items of the design have been implemented and that the construction is complete; (2) include a record of “signed and sealed” as-built drawings and specifications verifying that all development standards have been met. At the final inspection, the Contractor shall present a completed DD Form 1354, Transfer and Acceptance of Real Property to the Base Civil Engineer (BCE) or other appropriate organization for signature and acceptance. Details will be provided in each TO. (CDRLs A001, A013)

8.2.3 Delivery and Warranty

The Contractor shall complete all inspection and commissioning requirements prior to final inspection. The warranty shall be issued in accordance with FAR 52.246.21. Extended warranties offered by the Contractor and its subcontractors or suppliers may be accepted at the Government’s discretion.

8.3 Demolition

The Contractor shall demolish facilities, systems, and other improvements as required in each TO. Demolition activities can be ancillary to other requirements or a stand-alone project related to environmental requirements. The Contractor shall conduct demolition efforts in conjunction with such activities as new construction or renovation, removal of outdated facilities, and site clearing from natural disasters. The Contractor shall perform surveys as part of demolition efforts.

8.4 Emergency Response

The Contractor shall perform emergency response requirements. Emergency response may include response to hazardous incidents, emergency repairs to facilities, systems, improvements, or utilities in the course of executing TO requirements or as stand-alone activities. The Contractor shall perform emergency response to situations arising from project activities or actions from others.

8.5 Environmental Resources Program Information Management System (ERPIMS)

The Contractor shall meet any Environmental Resources Program Information Management System (ERPIMS) data deliverable requirements as identified in each TO. The Contractor shall record and enter field and laboratory data into a computerized submission format in accordance with the ERPIMS Data Loading Handbook (DLH). The DLH is available for download at http://www.afcee.brooks.af.mil/ms/msc_irp.asp. The Contractor shall be responsible for the accuracy and completeness of all data submitted. All data submitted by the Contractor shall correspond exactly with the data recorded in the original laboratory reports and other documents associated with sampling and laboratory tasks. (CDRL B009)

8.6 Innovative and Proven Technologies

The Contractor shall plan, design, construct, operate and maintain, monitor, optimize, and decommission innovative environmental remediation technologies and other technologies depending upon site-specific characteristics. Innovative technologies shall be approved by the COR and coordinated with appropriate regulatory agencies prior to initiating site work.

These activities may require proven and/or innovative technologies and methods to accomplish the work. Innovative technologies and methods may include those listed in the reports of the Superfund Innovative Technology Evaluation (SITE) Program published by the U.S. Environmental Protection Agency (EPA), reports of the DoD Environmental Security Technology Certification Program (ESTCP), and those developed under sponsorship of the U.S. Air Force, and others.

8.7 Fueling Systems

The contractor shall provide for the development and execution of work features related to receipt, storage, transfer, and delivery of fuel and fueling systems to meet fueling mission requirements. Work features will include MILCON, minor construction, repair, maintenance, and emergency response for fueling systems. The Contractor shall also be responsible for ancillary environmental assessment, remediation, restoration, and long-term maintenance of the environmental impacts due to impact of releases or spills.

8.8 Maintenance and Repair

The Contractor shall perform maintenance and repair of facilities, systems, and utilities. Maintenance and repair can be performed incidental to other requirements or as a stand-alone project.

8.9 Operations and Maintenance

The Contractor shall perform operations and maintenance (O&M) in support of construction requirements at specified locations. The Contractor shall be responsible for the operation, maintenance, monitoring, optimization, and evaluation of in-place environmental systems, as required. This will include all materials required to replace any exhaustible process materials required to operate and maintain the individual processes specified in the system O&M manuals, equipment manufacturer specifications, and as specified in each TO. The Contractor shall ensure that the operation of the environmental system is optimal and effective at achieving system goals. The Contractor shall also provide onsite personnel, materials, and equipment as required for long-term monitoring and operations.

8.10 Remedial Process Optimization

The Contractor shall perform studies as needed to monitor and evaluate the remedial process in support of construction requirements. The Contractor shall plan, design, and implement remedial process optimization (RPO) to ensure the effectiveness and efficiency of the remedial process. The Contractor shall gather feedback and other information for use in the decision process.) Key RPO tasks are described as follows.

•	Remedial Process Evaluation - Develop 5-year reviews of remedial action records of decision (RODs) and demonstrations of remedial actions operating properly and successfully. (CDRL A001)

•	RPO Scoping Visit - Conduct base-wide assessments to identify opportunities to implement the RPO strategies. (CDRL A001)

•	Evaluation of Remedial Systems and Environmental Equipment - Conduct independent evaluation of remedial systems to determine their effectiveness. (CDRL A001)

•	Monitoring Optimization - Evaluate monitoring programs and plan, design and implement optimization of environmental monitoring programs in accordance with the AFCEE long-term monitoring (LTM) guidance and site- and project-specific DQOs. Perform temporal and spatial analysis of monitoring data using statistical and geostatistical software. (CDRL A001)

8.11 Ordnance Removal and Support

The Contractor shall remove, render inert, destroy, recycle, and dispose of used or fired munitions, unexploded ordnance (UXO), and other explosive devices and materials. The contractor shall perform associated investigative work. Ordnance may contain or be within the proximity of chemical, biological, and radiological materials and wastes. The Contractor shall prepare an Explosive Safety Plan and obtain Air Force Safety and DoD Explosive Safety Board approval before any response actions are taken. Coordination with the Base/Installation’s Explosive Ordnance Disposal (EOD) office or nearest DoD EOD office is required. The Contractor shall perform investigations and plan response actions to remove, transport, and dispose of UXO or munitions residue from exploded ordnance. Detection and identification may require applying innovative and proven technologies. Documentation may involve data inputs to a GIS, and reports of activities. Removal of UXO, other ordnance, and contamination associated with small arms, skeet, and practice ranges may be necessary to further remedial action at some sites. (CDRL A001)

8.12 Presumptive and Other Remedies

The Contractor shall implement remedial actions, presumptive remedies, and other remedies.

8.12.1 Requirements

The Contractor shall obtain concurrence for presumptive remedial actions with appropriate primacy agencies through the COR or installation POC. In support of the remedy, the Contractor shall be required to determine contaminant fate and transport, and hydrogeologic properties; perform groundwater modeling, and perform any other modeling or technical analysis in support of multi-media requirements. The Contractor shall analyze and convert existing groundwater monitoring wells for use as appropriate. The Contractor shall perform field investigations, risk assessments, and risk mitigation. The Contractor shall report on activities, modify designs and specification plans, and provide documentation. The Contractor shall conduct tests to evaluate the effectiveness of the technologies utilized and maintain optimum system performance. The Contractor shall develop O&M manuals for new and modified systems and components. When required, the Contractor shall develop, update, and implement a long-term O&M plan to maintain effectiveness of remedial systems operations. (CDRL A010)

8.12.2 Regulatory Site Closure

In support of remedial actions, the Contractor shall close sites in accordance with all applicable local, state and federal regulations, and agreements with host nations. The Contractor shall prepare the closure reports and other applicable documents and provide any supporting documentation and data required by the regulatory agencies. To satisfy closure requirements, the contractor may be required to do additional investigation, remediation, and/or documentation. Closure will be considered complete upon receipt of signed regulatory concurrence.

8.13 Radiological Waste Removal and Support

Contractor shall remove, render inert, destroy, recycle, and dispose of radiological waste and materials. The Contractor shall perform associated investigative work as required.

9.0 TRADITIONAL REQUIREMENTS

The Contractor shall perform a full range of activities to meet all customers engineering and construction requirements as described in each TO. Requirements may include construction, demolition, repair, emergency response, and operations and maintenance tasks for traditional engineering and construction needs.

The Contractor shall execute traditional engineering and construction projects. The Contractor shall plan, develop cost estimates, install, construct, test, operate, maintain, monitor, optimize, and decommission any site in accordance with each TO. The Contractor shall perform work at remote sites and shall document all activities as stated herein.

The Contractor shall perform incidental support such as designing, planning, programming, scoping, studying, investigating, evaluating, and consulting on traditional engineering and construction efforts. The Contractor shall also provide training and operational support to Government and other contractor personnel regarding the operations and maintenance of equipment, systems, and facilities.

9.1 Construction

Upon approval of the CO or Administrative CO, the Contractor may commence on-site construction activities. The Contractor shall provide the manpower, equipment, material, services, and transportation necessary to review, plan, develop and implement quality control and oversight services during the construction phase of each TO. Details regarding construction management requirements, inspection and testing, construction facilities and temporary controls, environmental protection, quality control system, construction quality control, and project closeout will be provided in each TO.

9.1.1 Pre-Final Inspection

The Contractor shall conduct a pre-final walk through inspection and publish the pre-final inspection findings in a pre-final inspection report. Details will be provided in each TO. (CDRL A001)

9.1.2 Final Inspection

The Contractor shall conduct a final inspection and publish the findings in a final inspection report in accordance with the format specified at the pre-construction conference and the RFP/RFQ. The inspection shall concentrate on the items identified at the pre-final inspection and recorded in the pre-final report. The final inspection report shall (1) certify that all items of the design have been implemented and that the construction is complete; (2) include a record of “signed and sealed” as-built drawings and specifications verifying that all development standards have been met. At the final inspection, the Contractor shall present a completed DD Form 1354, Transfer and Acceptance of Real Property to the Base Civil Engineer (BCE) or other appropriate organization for signature and acceptance. Details will be provided in each TO. (CDRLs A001, A013)

9.1.3 Delivery and Warranty

The Contractor shall complete all inspection and commissioning requirements prior to final inspection. The warranty shall be issued in accordance with FAR 52.246.21. Extended warranties offered by the Contractor and its subcontractors or suppliers may be accepted at the Government’s discretion.

9.2 Demolition

The Contractor shall demolish facilities, systems, and other improvements. Demolition activities can be ancillary to other requirements or a stand-alone project. The Contractor shall conduct demolition efforts in conjunction with such activities as new construction or renovation, removal of outdated facilities, and site clearing from natural disasters. The Contractor shall perform surveys as part of demolition efforts.

9.3 Emergency Response

The Contractor shall perform emergency response services. The Contractor can perform emergency repairs to facilities, systems, improvements, or utilities in the course of executing TO requirements or as stand-alone activities. The Contractor shall perform emergency response to situations arising from project activities or actions from others.

9.4 Maintenance and Repair

The Contractor shall perform maintenance and repair of facilities, systems, and utilities. Maintenance and repair can be performed incidental to other requirements or as a stand-alone project.

10.0 POINTS OF CONTACT (POCs)

POCs will be specified as appropriate for each TO.

11.0 ABBREVIATIONS, ACRONYMS and TERMS

Refer to the Acronym List posted on the WERC website for the abbreviations, acronyms, and terms commonly used.

WORLDWIDE ENVIRONMENTAL RESTORATION AND CONSTRUCTION (WERC) CONTRACTS

Attachment 2: LABOR RATE QUALIFICATIONS

To view Attachment 2 click on WWW.AFCEE.BROOKS.AF.MIL. When you get there go to the INFORMATION AREA, then to SUPPORT. Select CONTRACTING. When you get into CONTRACTING you will need to go to the INDEX. In the Index there is a selection called BUSINESS OPPORTUNITIES. Under BUSINESS OPPORTUNITIES select WERC. Scroll down to DOWNLOAD INFORMATION. There you can click on Attachment 1 and download it.